SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:
    (2)   Form, Schedule or Registration Statement No.:
    (3)   Filing Party:
    (4)   Date Filed:

                                                         [NEUBERGER BERMAN LOGO]


                          NEUBERGER BERMAN EQUITY FUNDS

   Neuberger Berman Century Fund                       Neuberger Berman Fasciano Fund
    Neuberger Berman Focus Fund                         Neuberger Berman Genesis Fund
  Neuberger Berman Guardian Fund                     Neuberger Berman International Fund
 Neuberger Berman Manhattan Fund                      Neuberger Berman Millennium Fund
  Neuberger Berman Partners Fund                      Neuberger Berman Real Estate Fund
   Neuberger Berman Regency Fund                  Neuberger Berman Socially Responsive Fund

                          NEUBERGER BERMAN INCOME FUNDS

           Neuberger Berman Cash Reserves          Neuberger Berman Government Money Fund
     Neuberger Berman High Income Bond Fund       Neuberger Berman Institutional Cash Fund
  Neuberger Berman Limited Maturity Bond Fund      Neuberger Berman Municipal Money Fund
  Neuberger Berman Municipal Securities Trust      Neuberger Berman Strategic Income Fund

                                                                 August 22, 2003

Dear Shareholder:

     The enclosed Proxy Statement discusses two Proposals to be voted upon by the shareholders of each of the above-named series (each a "Fund") of Neuberger Berman Equity Funds and Neuberger Berman Income Funds (each a "Trust"). As a shareholder of the Funds, you are asked to review the Proxy Statement and to cast your vote on the Proposals. The Board of Trustees of each Trust recommends a vote FOR each of the Proposals.

     As discussed in more detail in the enclosed Proxy Statement, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"), recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). Upon completion of the Transaction, the Funds' management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, will automatically terminate. To provide for continuity of management, the shareholders of each Fund are being asked to vote "FOR" the following two Proposals:

    1. To approve a new Management Agreement between each Trust, on behalf of each Fund, and NB Management, to become effective upon completion of the Transaction; and

    2. To approve a new Sub-Advisory Agreement with respect to each Trust and Fund, between NB Management and Neuberger Berman, to become effective upon completion of the Transaction.

     Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage-paid envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. If we do not hear from you by September 8, 2003, our proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at 1-800-877-9700 or call Georgeson Shareholder Communications Inc., our proxy solicitor, at 1-866-235-2033.

                                 Very truly yours,

                                 /s/ Peter E. Sundman

                                 Peter E. Sundman
                                 Chairman and Chief Executive Officer
                                 Neuberger Berman Equity Funds and
                                 Neuberger Berman Income Funds




The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2003 Neuberger Berman Management Inc. All rights reserved.

                                                         [NEUBERGER BERMAN LOGO]


                          NEUBERGER BERMAN EQUITY FUNDS

    Neuberger Berman Century Fund                     Neuberger Berman Fasciano Fund
     Neuberger Berman Focus Fund                       Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund                   Neuberger Berman International Fund
  Neuberger Berman Manhattan Fund                    Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund                    Neuberger Berman Real Estate Fund
    Neuberger Berman Regency Fund                 Neuberger Berman Socially Responsive Fund

                          NEUBERGER BERMAN INCOME FUNDS

           Neuberger Berman Cash Reserves          Neuberger Berman Government Money Fund
     Neuberger Berman High Income Bond Fund       Neuberger Berman Institutional Cash Fund
  Neuberger Berman Limited Maturity Bond Fund      Neuberger Berman Municipal Money Fund
  Neuberger Berman Municipal Securities Trust      Neuberger Berman Strategic Income Fund


                           ---------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on September 23, 2003
                           ---------------------------

     A special meeting ("Meeting") of shareholders of each of the above-named series (each a "Fund"), of Neuberger Berman Equity Funds and Neuberger Berman Income Funds (each a "Trust") will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on September 23, 2003 at 11:00 a.m. Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"), recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). Upon completion of the Transaction, the Funds' management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, will automatically terminate. To provide for continuity of management, the shareholders of each Fund are being asked to vote "FOR" the following proposals:

    1. To approve a new Management Agreement between each Trust, on behalf of each Fund, and NB Management, to become effective upon completion of the Transaction;

    2. To approve a new Sub-Advisory Agreement with respect to each Trust and Fund, between NB Management and Neuberger Berman, to become effective upon completion of the Transaction; and

     3. To transact any other business as may properly come before the Meeting.

     As described in the Proxy Statement, each Management Agreement provides that, following the Transaction, NB Management will continue to provide investment advisory services with respect to each Fund on the same terms and with the same compensation structure as is currently in effect. Likewise, each Sub-Advisory Agreement provides that, following the Transaction, Neuberger Berman will continue to provide sub-advisory services to each Fund on the same terms and with the same compensation structure as is currently in effect. Proposals 1 and 2 are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or more of the Funds at the close of business on August 15, 2003 ("Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     We will admit to the Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the Meeting, please contact us at 1-800-877-9700.

                                 By order of the Boards of Trustees,

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon
                                 Secretary
                                 Neuberger Berman Equity Funds and
                                 Neuberger Berman Income Funds

August 22, 2003
New York, New York

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN


          It is important that you vote even if your account was closed after the August 15, 2003 Record Date.

     Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposals described in the Proxy Statement.

     To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. If you own shares of more than one Fund and you are voting all your shares the same way, you may submit the combined EzVote proxy card, otherwise, you must submit a separate proxy card for each Fund in which you own shares.

     As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of a Trust may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) by September 8, 2003, you may be contacted by our proxy solicitor.

     If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.
--------------------------------------------------------------------------------

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS

     While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.  What is happening?

A. Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management"), your Fund's investment advisor, and Neuberger Berman, LLC ("Neuberger Berman"), your Fund's sub-advisor, recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. (the "Transaction"). Following the closing of the Transaction, NB Management and Neuberger Berman will each become an indirect wholly owned subsidiary of Lehman Brothers. Neuberger Inc. and Lehman Brothers expect the Transaction to close in Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003), subject to the satisfaction of certain conditions outlined in the Proxy Statement.

    As a result of the sale of Neuberger Inc. to Lehman Brothers, your Fund's management agreement with NB Management and the sub-advisory agreement between NB Management and Neuberger Berman will automatically terminate. Accordingly, we are asking shareholders of each Fund to approve new agreements. The Proxy Statement provides additional information about Lehman Brothers and the agreements. If shareholders approve the proposals, the effectiveness of each is contingent upon the closing of the Transaction, and each proposal will become effective only upon the closing of the Transaction. If the Transaction is not consummated, neither of the proposals will become effective.

    NB Management and Neuberger Berman have advised each Trust's Board of Trustees that they do not anticipate any changes in the Funds' portfolio managers or their portfolio management teams in connection with the Transaction. However, there can be no assurance that any particular employee of NB Management or Neuberger Berman will choose to remain employed by NB Management or Neuberger Berman before or after the completion of the Transaction.

    EACH TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.  Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the affected Funds and have the right to vote on these very important proposals concerning your investment.

Q.  Why am I being asked to vote on the new agreements?

A. Completion of the Transaction will result in a change of control of NB Management and Neuberger Berman, and as a result, will automatically terminate each Fund's Management Agreement and Sub-Advisory Agreement pursuant to the Investment Company Act of 1940, as amended. To ensure that the management of your Fund can continue without any interruption and so that NB Management and Neuberger

    Berman can continue to provide the Funds with services equal in scope to those currently being provided to the Funds, your approval of the new agreements is sought.

    For the Transaction to close, certain conditions must be satisfied or waived, including, among others, the approval of the new agreements by shareholders of funds that represented at least 75% of the assets held as of May 31, 2003 in all of the Funds and in all other registered investment companies sponsored by NB Management.

    The Board of Trustees of your Fund has approved interim contracts in the event that the Transaction closes and shareholders of a particular Fund have not yet approved new agreements for that Fund. If new agreements for a Fund are not approved within 150 days of the date on which the Transaction closes, the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders.

Q.  How will the Transaction affect me as a Fund shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The new agreements are identical in all material respects to the existing agreements. The management fee rates that the Funds pay for investment advisory services will be the same upon completion of the Transaction, and NB Management and Neuberger Berman have advised each Trust's Board of Trustees that they do not anticipate any change in any of the Funds' portfolio managers or their portfolio management teams in connection with the completion of the Transaction. However, there can be no assurance that any particular employee of NB Management or Neuberger Berman will choose to remain employed by NB Management or Neuberger Berman before or after completion of the Transaction.

Q.  Will the Fund's name change?

A.  No. The name of your Fund will not change.

Q. Will the fees payable under the new agreements increase as a result of the Transaction?

A. No. The proposals to approve the new agreements do not seek any increase in fee rates. In addition, all contractual and voluntary arrangements whereby NB Management has agreed to limit the expenses of certain Funds to a specified annual rate will continue upon completion of the Transaction.

Q.  How do the Trustees of my Fund recommend that I vote?

A. After careful consideration, the Trustees of your Fund recommend that you vote FOR the proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A. No. The Funds will not bear these costs. NB Management is bearing any costs that would otherwise be borne by the Funds.

Q. After the close of the Transaction, will Lehman Brothers have access to my account information?

A. Under the terms of the Funds' distribution agreements with NB Management, any use of the Funds' shareholder lists to offer other products requires approval of a majority of the members of the Funds' Board of Trustees who are not affiliated with the investment advisor or distributor.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

    By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

    By Telephone: Call the number printed on the enclosed proxy card;

    By Internet: Access the website address printed on the enclosed proxy card;

    In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-877-9700.

Q.  Why are multiple cards enclosed?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own as well as an EzVote proxy card. If you vote all your shares the same way, you can use the EzVote proxy card to vote all your shares on one proxy card.

Q.  Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-877-9700 or call Georgeson Shareholder Communications Inc., our proxy solicitor, at 1-866-235-2033.

                                                         [NEUBERGER BERMAN LOGO]


                          NEUBERGER BERMAN EQUITY FUNDS

    Neuberger Berman Century Fund                    Neuberger Berman Fasciano Fund
     Neuberger Berman Focus Fund                      Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund                   Neuberger Berman International Fund
  Neuberger Berman Manhattan Fund                    Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund                    Neuberger Berman Real Estate Fund
    Neuberger Berman Regency Fund                 Neuberger Berman Socially Responsive Fund

                          NEUBERGER BERMAN INCOME FUNDS

           Neuberger Berman Cash Reserves          Neuberger Berman Government Money Fund
     Neuberger Berman High Income Bond Fund       Neuberger Berman Institutional Cash Fund
  Neuberger Berman Limited Maturity Bond Fund      Neuberger Berman Municipal Money Fund
  Neuberger Berman Municipal Securities Trust      Neuberger Berman Strategic Income Fund

                                605 Third Avenue
                          New York, New York 10158-0180
                                  800-877-9700

                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

                     For the Special Meeting of Shareholders
                        to be held on September 23, 2003

                                  INTRODUCTION

     These proxy materials, which include a Notice of Special Meeting of Shareholders, a Proxy Statement, and one or more proxy cards, are being sent to the shareholders of each of the above-named series (each a "Fund") of Neuberger Berman Equity Funds and Neuberger Berman Income Funds (each a "Trust") on behalf of the Trusts' Boards of Trustees ("Trustees") in connection with a special meeting of shareholders of each Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on September 23, 2003, at 11:00 a.m. Eastern time and any adjournments thereof (each a "Meeting").

Solicitation of Proxies

     The Trustees are soliciting votes from shareholders of each Fund with respect to each Proposal described in this Proxy Statement. The approximate mailing date of this Proxy Statement is August 22, 2003. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card.

Executed proxy cards that are unmarked will be voted to approve each Proposal. At the Meeting, shareholders of each Fund will be asked to:

    1. Approve a new Management Agreement between each Trust, on behalf of each Fund, and Neuberger Berman Management Inc. ("NB Management"), to become effective upon completion of the transaction described in this Proxy Statement; and

    2. Approve a new Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to each Trust and Fund to become effective upon completion of the transaction described in this Proxy Statement.

     The Trustees have set the close of business on August 15, 2003 as the record date ("Record Date"), and only shareholders of record on the Record Date will be entitled to vote on these Proposals at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled "Voting Information."

                                GENERAL OVERVIEW

The Transaction

     On July 21, 2003, Neuberger Berman Inc. ("Neuberger Inc.") entered into a definitive agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") and a wholly owned subsidiary thereof ("Lehman Subsidiary") whereby Lehman Brothers has agreed to acquire Neuberger Inc. Pursuant to the terms and subject to the conditions set forth in the acquisition agreement, as amended, Neuberger Inc. will merge with and into Lehman Subsidiary with Lehman Subsidiary continuing as the surviving corporation and changing its name to, and continuing the business of, Neuberger Inc. (the "Transaction"). Neuberger Inc. is the parent company of NB Management and Neuberger Berman, which respectively serve as the investment advisor and sub-advisor to each Fund. As a result of the Transaction, NB Management and Neuberger Berman will each become an indirect wholly owned subsidiary of Lehman Brothers.

     The estimated total value of the Transaction is approximately $2.625 billion (based on the closing price of Lehman Brothers' common stock on July 21, 2003). Under the terms of the acquisition agreement, as amended, each stockholder of Neuberger Inc. would receive (based on the closing price of Lehman Brothers' common stock on July 21, 2003, and including $42 million in-the-money options and less $255 million in net excess cash as of June 30, 2003, and excluding $1.6 million unvested restricted shares in five employee compensation plans) an implied price of about $41.48 per share, consisting of $9.49 in cash and 0.496 shares of Lehman Brothers' common stock. The number of shares to be received by each stockholder of Neuberger Inc. may, however, be adjusted with such adjustment being a function of the average trading price of Lehman Brothers' common stock during a period shortly prior to closing.

     Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Neuberger Inc. obtaining the requisite approval of its stockholders; (2) the Trusts obtaining approval to enter into new management and sub-advisory agreements, as set forth in this Proxy Statement, from the shareholders of funds that represented 75% of the assets held as of May 31, 2003 in all of the Funds and in all other registered investment companies sponsored by NB Management; (3) agreement by other specified categories of Neuberger Berman clients representing a certain percentage of the revenue attributable to the assets under management for such clients to continue their advisory relationships with Neuberger Berman following completion of the Transaction; and
(4) Neuberger Inc., Lehman Brothers and Lehman Subsidiary obtaining certain regulatory approvals. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place during Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003).

Post-Transaction Structure and Operations

     As described above, upon completion of the Transaction, Lehman Brothers through its ownership of Lehman Subsidiary, the entity into which Neuberger Inc. will merge, will indirectly control NB Management and Neuberger Berman. Operationally, Neuberger Inc. will become a part of Lehman Brothers' Client Services Segment's Wealth and Asset Management Division. NB Management and Neuberger Berman will continue to operate under their existing names.

     NB Management and Neuberger Berman have advised the Boards of Trustees that they do not anticipate any changes in the Funds' portfolio managers or their portfolio management teams in connection with the Transaction. Lehman Brothers has established a compensation pool to be used for the retention of key employees in an effort to ensure there will be no disruption in the quality of services provided to shareholders of the Funds and other clients in connection with the Transaction. However, there can be no assurance that any particular employee of NB Management or Neuberger Berman will choose to remain employed by NB Management or Neuberger Berman before or after the completion of the Transaction.

Lehman Brothers and its Affiliates

     Lehman Brothers, a publicly traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers and its affiliates managed over $46.7 billion of client assets as of June 1, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

     Lehman Subsidiary is a wholly owned subsidiary of Lehman Brothers and upon consummation of the Transaction, will own all of the outstanding voting securities of NB Management and Neuberger Berman.

Neuberger Inc. and its Affiliates

     Neuberger Inc. is a publicly traded holding company. As of June 30, 2003, employees of Neuberger Berman and its affiliates and retired former principals of Neuberger Berman whose shares of Neuberger Inc. common stock are subject to certain transfer restrictions, own approximately 66% of Neuberger Inc. Neuberger Inc. is the parent and 100% owner of both NB Management and Neuberger Berman. Subsidiaries of Neuberger Inc. include investment advisory companies that together have $63.7 billion in assets under management, as of June 30, 2003. For 64 years, Neuberger Inc. and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. Neuberger Inc. engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments; and professional securities services.

     NB Management, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, is a wholly owned subsidiary of Neuberger Inc. As of the closing of the Transaction, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers. NB Management is an SEC-registered investment advisor that provides investment advisory services to the Trusts and to other registered investment companies, both open- and closed-end. It also provides asset allocation advice to individuals. NB Management is also an SEC-registered limited purpose broker-dealer that distributes shares of the Funds.

     Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, is a wholly owned subsidiary of Neuberger Inc. As of the closing of the Transaction, Neuberger Berman will become an indirect wholly owned subsidiary of Lehman Brothers. Neuberger Berman is an SEC-registered investment advisor that provides advisory services to the Trusts and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors. Neuberger Berman is also an SEC-registered broker-dealer that provides professional securities services, including trade execution, securities lending and prime brokerage services.

     Exhibit A to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management and Neuberger Berman.

Anticipated Benefits of the Transaction

     Neuberger Inc. anticipates that the Transaction and its combination with Lehman Brothers will benefit Neuberger Inc. and the Funds in a number of ways, including:

     o providing Neuberger Inc. with global capabilities in an increasingly global industry;

     o  expanding Neuberger Inc.'s product offerings;

     o  providing greater access to information resources;

     o enhancing retention of key employees by increasing opportunities for these employees of Neuberger Inc. and its affiliates including through the benefits of being part of a larger, financially stronger company; and

     o affiliating with Lehman Brothers, which has made the growth of its asset management operations a key component of its business plans, a commitment that is expected to assist NB Management and Neuberger Berman in continuing to expand their business, attract more assets to the Funds and maintain the high level of services they provide to the Funds.

New Management and Sub-Advisory Agreements

     NB Management serves as advisor to each Fund and Neuberger Berman serves as sub-advisor to each Fund. NB Management and Neuberger Berman will undergo a change of control as a result of the Transaction. This change of control is deemed to be an "assignment" of each Fund's existing Management Agreement and Sub-Advisory Agreement (together, "existing Agreements") under the Investment Company Act of 1940, as amended (the "1940 Act"). As required by the 1940 Act, each Fund's existing Management Agreement and Sub-Advisory Agreement provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Transaction. Accordingly, shareholders of each Fund are being asked to approve a new Management Agreement ("New Management Agreement") and a new Sub-Advisory Agreement ("New Sub-Advisory Agreement" and together, "New Agreements") that are identical in all material respects to the existing Agreements to allow NB Management and Neuberger Berman to continue to manage each Fund. For each Fund, the Proposal to approve a new Sub-Advisory Agreement is subject to the approval of the Proposal to approve a new Management Agreement. If the Transaction is not completed for any reason, the existing Agreements will remain in effect for each Fund.

     If the shareholders of a Fund do not approve the New Management Agreement and/or new Sub-Advisory Agreement before the Transaction is completed, the Board has approved continuation of NB Management's advisory services and Neuberger Berman's sub-advisory services under interim Management and Sub-Advisory Agreements (together, "interim Agreements") pending approval of the New Agreements by shareholders of such Fund. Compensation earned by NB Management and Neuberger Berman under the interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the existing Agreements, the amount held in the escrow account, including interest, will be paid to NB Management and Neuberger Berman. If shareholders do not approve the New

Agreements, NB Management and Neuberger Berman will be paid the lesser of the costs incurred performing their services under the interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund's existing Agreements the Fund's shareholders still have not approved the New Agreements, the Trustees would either negotiate a new Management Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by the Trustees or make other arrangements. In the event the Transaction is not consummated, NB Management and Neuberger Berman will continue to serve as advisor and sub-advisor, respectively, to each Fund pursuant to the terms of the existing Agreements.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Shareholders of each Fund are being asked to approve a New Management Agreement between the Trust, on behalf of each Fund, and NB Management. As described above, each Trust's existing Management Agreement will terminate upon consummation of the Transaction. Therefore, approval of the New Management Agreements is sought so that the management of each Fund can continue without interruption.

Board Approval and Recommendation

     The Trustees who were present at an in-person meeting held on August 5, 2003, including a majority of the Trustees who are not "interested persons" of the Trust or of NB Management (as defined in the 1940 Act) ("Independent Trustees"), unanimously approved the New Management Agreement for each Fund and unanimously recommended that shareholders approve the New Management Agreements. A summary of the Trustees' considerations is provided below in the section entitled "Evaluation by the Trustees."

Terms of the Existing and New Management Agreements

     The form of the New Management Agreements is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. Appendix B-1 shows the date of each existing Management Agreement, the date when the existing Management Agreement was last approved by the Trustees of the Trust with respect to each Fund, and the date when the existing Management Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of each New Management Agreement are identical to those of the respective existing Management Agreement, except for the dates of execution and termination. The fee rates under each New Management Agreement are identical to the fee rates under the respective existing Management Agreement. In addition, all voluntary and contractual expense reimbursement arrangements between any Fund and NB Management will be renewed and will continue upon completion of the Transaction. NB Management has advised the Boards of Trustees that it does not anticipate that the

Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of NB Management to fulfill its obligations to the Funds.

     The following discussion applies to both the existing Management Agreement and the New Management Agreement for each Fund (the "Management Agreements"):

     Investment Management Services. NB Management serves as the investment advisor to each Fund pursuant to the Management Agreements with each Trust on behalf of each Fund. In relation to providing investment advisory and portfolio management services, the Management Agreements provide that NB Management will
(1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, (2) formulate a continuing program for the investment of each Fund's assets consistent with its investment objectives, policies and restrictions, and (3) determine from time to time securities to be purchased, sold, retained or lent by the Funds and implement those decisions, including the selection of entities through which such transactions are to be effected. The Management Agreements permit NB Management to effect securities transactions on behalf of the Funds through associated persons of NB Management, which will include Lehman Brothers after completion of the Transaction. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, subject to obtaining best execution. Exhibit C to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during the most recent fiscal year.

     Administrative Services. Pursuant to the Management Agreements, NB Management provides to each Fund, without separate cost, office space, equipment and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management also (i) assists each Fund in selecting and coordinating the activities of other agents, including the Funds' custodian, independent auditors and legal counsel; (ii) authorizes and permits its directors, officers and employees who may be elected or appointed to serve as such to the Funds or Trusts; (iii) assures that all books and records are maintained in accordance with applicable laws and regulations; and (iv) assists in the preparation of periodic reports and filings required by federal and state securities and tax laws.

     Expenses. NB Management pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trusts who are officers, directors, or employees of NB Management or Neuberger Berman. Each Fund bears the expenses of its operation including the costs associated with: custody, shareholder servicing, shareholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Trustees' fees and expenses, shareholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, and organizational expenses.

     Advisory Fee. Each Fund pays NB Management an advisory fee based on the Fund's average daily net assets. Exhibit D to this Proxy Statement sets forth the rate of compensation and aggregate amount of advisory fees paid by each Fund during the last fiscal year as well as the amount of administration and distribution fees paid to NB Management pursuant to administration and distribution agreements with the Funds. The Trustees of each Trust have voted to approve new administration and distribution agreements, similar in all material respects to the current agreements described below, to take effect following the completion of the Transaction. If the Transaction is not completed for any reason, the current administration and distribution agreements will remain in effect for each Fund.

     Pursuant to an administration agreement with each Fund, NB Management provides certain shareholder-related services not furnished by the Funds' shareholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management solicits and gathers shareholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Funds.

     Pursuant to a distribution agreement with each Fund, NB Management serves as "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of Fund shares. For certain classes of shares, NB Management bears all advertising and promotion expenses incurred in the sale of Fund shares. Certain other classes compensate NB Management for activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds.

     NB Management has also entered into voluntary and contractual expense reimbursement arrangements with certain Funds to reimburse certain expenses of each such Fund so that its total annual operating expenses are limited to a certain percentage of its average daily net assets. The arrangements do not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under the contractual arrangements, the Fund in turn agrees to repay NB Management for reimbursed expenses provided that repayment does not cause the Fund's annual operating expenses to exceed a certain predetermined percentage of its average daily net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense. All voluntary and contractual expense reimbursement arrangements between any Fund and NB Management will be renewed and will continue in accordance with their terms upon completion of the Transaction. The voluntary arrangements may be terminated by NB Management with respect to a Fund on 60 days' notice to the Fund. Exhibit E to this Proxy Statement sets forth the current voluntary and contractual fee waiver agreements.

     Retention of Sub-Advisor. Subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-advisor, at NB Management's own cost and expense, to make investment recommendations and research information available to NB Management. However, retention of a sub-advisor in no way reduces the responsibilities of NB Management under the Management Agreements and NB Management is responsible to the Trust and each Fund for all acts and omissions of the sub-advisor to the same extent that NB Management is responsible for its own acts and omissions. See "Limitation of Liability," below.

     Services to Other Clients. The Management Agreements do not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment advisor or investment counselor to other persons, firms or corporations, or to engage in other business activities. NB Management acts as investment advisor or sub-advisor to other registered investment companies with similar investment objectives and policies as certain of the Funds. Exhibit F to this Proxy Statement sets forth the name, asset size and compensation received by NB Management for providing advisory or sub-advisory services to these other funds.

     Limitation of Liability. Neither NB Management nor any director, officer or employee of NB Management performing services pursuant to the Management Agreements shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Management Agreements.

     Term of Agreement. Each existing Management Agreement provides that it will remain in effect until June 30, 2004. Each New Management Agreement will provide that it will remain in effect for an initial term of two years. Each Management Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Board of Trustees, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Amendment or Assignment. Any amendment must be in writing signed by the parties to the Agreement and is not effective unless authorized for each Fund
(i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreements provide that they will terminate automatically and immediately in the event of an assignment.

     Termination. The Management Agreements may be terminated, without penalty, at any time by either party to the Agreement upon sixty days' prior written notice to the other party; provided that in the case of termination by any one Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Differences between the Existing and New Management Agreements

     The only terms of the New Management Agreements that will be different from the terms of the existing Management Agreements are the dates of execution and termination.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL
1.

              PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

     Shareholders of each Fund are being asked to approve a New Sub-Advisory Agreement with respect to their Fund between NB Management and Neuberger Berman. As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Transaction. Therefore, approval of the New Sub-Advisory Agreements is sought so that the management of each Fund can continue without interruption. If the Transaction is not completed for any reason, the existing Sub-Advisory Agreements will continue in effect.

Board Approval and Recommendation

     The Trustees who were present at an in-person meeting held on August 5, 2003, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for each Fund and unanimously recommended that shareholders approve the New Sub-Advisory Agreement relating to that Fund. A summary of the Trustees' considerations is provided below in the section entitled "Evaluation by the Trustees."

Terms of the Existing and New Sub-Advisory Agreements

     The form of the New Sub-Advisory Agreements is attached as Exhibit G to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit G. Appendix G-1 shows the date of each existing Sub-Advisory Agreement, the date when the existing Sub-Advisory Agreement was last approved by the Trustees with respect to each Fund, and the date when the existing Sub-Advisory Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission.

     The terms of each New Sub-Advisory Agreement are identical to those of the respective existing Sub-Advisory Agreement, except for the dates of execution and termination. The Funds do not pay any fees under either Sub-Advisory Agreement. All payments to Neuberger Berman pursuant to a Sub-Advisory Agreement with respect to any Fund are made by NB Management. However, the bases for fees paid by NB Management under each New Sub-Advisory Agreement are identical to the bases for fees under the respective existing Sub-Advisory Agreement. NB Management and Neuberger Berman have advised the Boards that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of Neuberger Berman to fulfill its obligations under the Sub-Advisory Agreements.

     The following discussion applies to both the existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for each Fund (the "Sub-Advisory Agreements"):

     Sub-Advisory Services. On behalf of each Trust and Fund, NB Management retains Neuberger Berman to serve as the sub-advisor to each Fund. The Sub-Advisory Agreements provide that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that

Neuberger Berman, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Chief Investment Officer, who is also available for consultation with NB Management.

     Sub-Advisory Fee. The Sub-Advisory Agreements provide that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Exhibit H to this Proxy Statement sets forth the aggregate amount of sub-advisory fees paid by NB Management with respect to each Fund during its last fiscal year. Neuberger Berman also serves as sub-advisor for all of the other registered investment companies sponsored by NB Management. Exhibit I to this Proxy Statement sets forth the name, asset size and compensation received by Neuberger Berman for providing sub-advisory services to these other funds.

     Limitation of Liability. Neuberger Berman is not liable for any act or omission or any loss suffered by any Fund or any Fund's shareholders under the Agreements unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreements.

     Term of Agreement. Each existing Sub-Advisory Agreement provides that it will remain in effect until June 30, 2004. Each New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. Each Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Trustees, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

     Termination. The Sub-Advisory Agreements may be terminated, without penalty, at any time by the Trust, NB Management or Neuberger Berman upon sixty days' prior written notice to the other party; provided that in the case of termination by any Trust or Fund, the termination has been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of the Independent Trustees, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

Differences between the Existing and New Sub-Advisory Agreements

     The only terms of the New Sub-Advisory Agreements that will be different from the terms of the existing Sub-Advisory Agreements are the dates of execution and termination.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL
2.

                           EVALUATION BY THE TRUSTEES

Board Meetings and Considerations

     The Trustees discussed the Transaction telephonically on July 22, 2003, and met in person on August 5, 2003. On July 22, 2003, a committee of Independent Trustees was formed to lead the Boards' due diligence effort ("Due Diligence Committee") regarding Lehman Brothers, the Transaction and the New Agreements. The Due Diligence Committee, with the assistance of counsel, prepared a due diligence request that was presented to Neuberger Inc. and Lehman Brothers. Along with the other Trustees, the Due Diligence Committee reviewed the written response to the due diligence request. In addition, the Due Diligence Committee reviewed voluminous supplemental material and reported on their findings at the meeting on August 5, 2003. In evaluating the New Agreements, the Trustees, including the Independent Trustees, reviewed materials furnished by Neuberger Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. Representatives of Neuberger Inc. and Lehman Brothers discussed with the Trustees the anticipated effects of the Transaction and indicated their belief that, as a consequence of the Transaction, the operations of the Funds and the capabilities of NB Management and Neuberger Berman to provide advisory and other services to the Funds would not be adversely affected and should be enhanced by the resources of Lehman Brothers, although there can be no assurance as to any particular benefits that may result. The Independent Trustees were advised by independent legal counsel throughout this process.

     The Trustees considered the following factors to be of primary importance to their recommendation: (1) that the terms of the New Agreements are identical in all material respects to those of the existing Agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Funds; (5) the fees and expense ratios of the Funds relative to comparable mutual funds; (6) that the fees and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Funds in the past; (7) the commitment of NB Management to maintain the Funds' current voluntary and contractual expense limitation agreements to ensure Fund shareholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Funds relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Inc. and its affiliates to pay the expenses of the Funds in connection with the Transaction including all expenses in connection with the solicitation of proxies so that shareholders of the Funds would not have to bear such expenses; (10) the possible benefits that may be realized by the Funds as a result of NB Management's and Neuberger Berman's combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Funds' interests.

     Peter E. Sundman, Chairman of the Board and Chief Executive Officer and Trustee of each Trust, and Jack L. Rivkin, President and Trustee of each Trust, are each stockholders of Neuberger Inc. Mr. Sundman has entered into a voting agreement with Lehman Brothers requiring him to vote his shares of Neuberger Inc. in favor of the Transaction. Mr. Sundman holds Neuberger Inc. restricted and unrestricted common stock as well as options to acquire Neuberger Inc. common stock. Upon the consummation of the Transaction, assuming per share Transaction consideration of $9.49 in cash and 0.496 of a share of Lehman Brothers common stock, calculated using the closing price of Lehman Brothers common stock on August 20, 2003, Mr. Sundman would receive $4,119,410 and 215,303 shares of Lehman Brothers common stock in exchange for his Neuberger Inc. unrestricted common stock. For his Neuberger Inc. restricted common stock he would receive $287,262 and 15,013 shares of Lehman Brothers restricted common stock, both of which could be forfeited under certain circumstances but would otherwise vest on specified dates through January 2008. In addition, effective with the consummation of the Transaction, Mr. Sundman's 260,000 unvested Neuberger Inc. options, will become fully vested and, in accordance with an agreed upon option conversion formula, will be converted into options to acquire shares of Lehman Brothers common stock. Other than the exercise prices and the elimination of an option reload feature, these Lehman Brothers options will have the same general terms and conditions, as the Neuberger Inc. options from which they were converted. As of the consummation of the Transaction, Mr. Sundman also may receive new Lehman Brothers options, the number of which cannot currently be determined. Mr. Rivkin holds Neuberger Inc. restricted common stock and options to acquire Neuberger Inc. common stock. Effective with the consummation of the Transaction, assuming the same Transaction consideration described above, Mr. Rivkin would receive $116,822 and 6,105 shares of Lehman Brothers restricted common stock in exchange for his Neuberger Inc. restricted common stock, both of which could be forfeited under certain circumstances but otherwise would vest on specified dates through January 2008. In addition, effective with the consummation of the Transaction, 80,000 of Mr. Rivkin's unvested Neuberger Inc. options will become fully vested and, in accordance with an agreed upon option conversion formula, will be converted into options to acquire shares of Lehman Brothers common stock. Other than the exercise price and the elimination of an option reload feature, these Lehman Brothers options will have the same general terms and conditions as the Neuberger Inc. options from which they were converted. As of the consummation of the Transaction, Mr. Rivkin may also receive new Lehman Brothers options, the number of which cannot currently be determined. In addition, it is anticipated that Mr. Rivkin will participate in a retention bonus pool for certain executives and key employees payable in the form of Lehman

Brothers restricted stock units. The amount to be awarded to Mr. Rivkin under the bonus pool has not been finally determined. As a result of their direct and indirect interests in the Transaction, and in Neuberger Inc. and its affiliates, as well as in future employment arrangements with Lehman Brothers, each has a substantial interest in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

     On April 28, 2003, Lehman Brothers Inc. ("LBI"), an affiliate of Lehman Brothers, without admitting or denying the allegations against it, consented to settle charges brought by the SEC that LBI had violated certain rules of the NASD, Inc. and the New York Stock Exchange, Inc. ("NYSE"). This settlement and settlements with nine other brokerage firms are part of the global settlement the firms have reached with the Commission, NASD, Inc., the NYSE, the New York Attorney General, and other state regulators. Once this settlement becomes effective, Lehman Brothers and its affiliates (which would include NB Management and Neuberger Berman following completion of the Transaction) would not be eligible to act as investments advisors, sub-advisors, or principal underwriters to registered investment companies, unless they obtain exemptive relief from the SEC. Lehman Brothers has applied for such relief. Although there can be no assurance that the necessary exemption will be obtained, Lehman Brothers has advised the Boards that it does not anticipate any difficulties in obtaining such relief, based on applicable precedents and the express understanding, set forth in the consent, that the staff of the SEC does not oppose the grant of such relief.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits an investment advisor of a registered investment company (or any affiliated persons of the investment advisor) to receive any amount or benefit in connection with a change in control of the investment advisor, provided that two conditions are satisfied.

     First, an "unfair burden" may not be imposed on the investment company as a result of the change in control, or any express or implied terms, conditions or understandings applicable to the change in control. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" of the advisor (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment advisor or its predecessor.

     The Trustees have not been advised by Neuberger Inc. or Lehman Brothers of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on any Fund. Moreover, Lehman Brothers has agreed that for two years after the consummation of the Transaction, Lehman Brothers will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. At the present time, over 80% of the Trustees are classified as Independent Trustees and expect to remain so classified following NB Management's and Neuberger Berman's combination with Lehman Brothers. Lehman Brothers has agreed to use its reasonable best efforts to ensure that at least 75% of the Trustees are classified as Independent Trustees during the three-year period after the completion of the Transaction.

     Based on their evaluation of the materials presented, the Trustees who attended the August 5 board meeting, including a majority of the Independent Trustees, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Funds and their shareholders. The Trustees believe that the New Agreements will enable each Fund to continue to enjoy the high quality investment management and sub-advisory services it has received in the past from NB Management and Neuberger Berman, at fee rates identical to the present rates, which the Independent Trustees deem appropriate, reasonable and in the best interests of the Fund and its shareholders. The Trustees unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Agreements.

                               GENERAL INFORMATION

Ownership of Shares

     Information regarding the percent ownership of each person who as of July 31, 2003, to the knowledge of each Trust, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Exhibit J to this Proxy Statement.

     Since the beginning of each Fund's most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of NB Management, Neuberger Berman, Neuberger Inc., Lehman Brothers or their subsidiaries.

Payment of Solicitation Expenses

     NB Management will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. NB Management has engaged Georgeson Shareholder Communications Inc. and Management Information Services, an ADP company, proxy solicitation firms, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $1,150,000 plus expenses in connection with the solicitation of proxies.

Other Matters to Come Before the Meeting

     The Trustees do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Trust may be voted only in person or by written proxy.

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold a meeting of shareholders in 2004. The Trustees will call a special meeting of shareholders of a Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or class entitled to vote at such meeting.

Investment Advisor, Principal Underwriter and Administrator

     NB Management, 605 Third Avenue, New York, New York 10158, is the investment advisor, principal underwriter and administrator to each Fund.

Reports to Shareholders

     Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund's reports should direct all written requests to the attention of the Fund, at the offices of NB Management, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 1-800-877-9700.

                               VOTING INFORMATION

Voting Rights

     Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit K of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Shareholders of each Fund will vote on each Proposal as a single class regardless of the class of shares they own. Each Fund's shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on each Proposal separately with respect to each Fund in which you hold shares.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR each Proposal. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     The Trusts expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Trusts to vote on the approval of the New Agreements for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to each Proposal, abstentions and broker non-votes have the same effect as a vote cast against the Proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted considering all shares of the Fund for which instructions are received.

Quorum; Adjournment

     A quorum with respect to a Fund is constituted by one-third of the Fund's shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund's Meeting or a quorum is present but sufficient votes to approve either Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on either or both of the Proposals in this

Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.


Vote Required

     Shareholders of each Fund must separately approve the New Management Agreement and the New Sub-Advisory Agreement for such Fund. Approval of each of Proposal 1 and 2 by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     If the shareholders of a Fund approve the New Management and Sub-Advisory Agreements for such Fund, their effectiveness is conditioned upon the completion of the Transaction, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the stockholders of Neuberger Inc. approve the Transaction. If the stockholders of Neuberger Inc. do not approve the Transaction, the existing Management and Sub-Advisory Agreements will remain in effect. If approved, these Proposals will not become effective until the closing of the Transaction.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

                                 By order of the Boards of Trustees,

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon
                                 Secretary
                                 Neuberger Berman Equity Funds and
                                 Neuberger Berman Income Funds

August 22, 2003

                                                                      EXHIBIT A

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                       NB MANAGEMENT AND NEUBERGER BERMAN

     The address of each principal executive officer and director of NB Management and Neuberger Berman, listed below is 605 Third Avenue, New York, New York 10158.

       Name                             Principal Occupation
       ----                             --------------------
Claudia A. Brandon   Secretary of each Trust; Vice President -- Mutual Fund
                     Board Relations, NB Management; Vice President,
                     Neuberger Berman

Robert Conti         Vice President of each Trust; Senior Vice President,
                     Neuberger Berman and NB Management

Brian Gaffney        Vice President of each Trust; Managing Director, Neuberger
                     Berman; Senior Vice President, NB Management

Kevin Handwerker     Senior Vice President, Secretary and General Counsel,
                     Neuberger Inc. and Neuberger Berman

Jeffrey B. Lane      President, Chief Executive Officer and Director, Neuberger
                     Inc.; President, Chief Executive Officer, Neuberger Berman;
                     Director, NB Management

Robert Matza         Executive Vice President, Chief Operating Officer and
                     Director, Neuberger Inc.; Executive Vice President,
                     Chief Operating Officer, Neuberger Berman; Director,
                     NB Management

Jack L. Rivkin       President and Trustee of each Trust; Executive Vice
                     President and Chief Investment Officer, Neuberger Inc.;
                     Executive Vice President, Chief Investment Officer and
                     Head of Research and Research Sales Departments,
                     Neuberger Berman; Chairman and Director,
                     NB Management

Frederic B. Soule    Vice President of each Trust; Senior Vice President,
                     Neuberger Berman

Matthew S. Stadler   Senior Vice President and Chief Financial Officer,
                     Neuberger Inc., Neuberger Berman and NB Management

Heidi L. Steiger     Executive Vice President, Neuberger Inc.; Executive
                     Vice President and Head of Private Asset Management
                     business, Neuberger Berman; Director, NB Management

Peter E. Sundman     Chairman of the Board, Chief Executive Officer and
                     Trustee of each Trust; Executive Vice President, Neuberger
                     Inc.; Executive Vice President and Head of Mutual Funds
                     and Institutional business, Neuberger Berman; President and
                     Director, NB Management

                                                                      EXHIBIT B

                        FORM OF NEW MANAGEMENT AGREEMENT

     This Agreement is made as of ________________, between _________________
("Trust"), a Delaware business trust ("Trust"), and Neuberger Berman Management Inc., a New York corporation ("Manager").

                                   WITNESSETH:

     WHEREAS, Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, diversified management investment company and has established several separate series of shares ("Series") with each Series having one or more classes and with each Series having its own assets and investment policies; and

     WHEREAS, Trust desires to retain the Manager as investment adviser to furnish investment advisory and portfolio management services to each Series listed in Schedule A attached hereto, to such other Series of Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter "Series" shall refer to each Series which is subject to this Agreement and all agreements and actions described herein to be made or taken by Trust on behalf of the Series), and the Manager is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.   Services of the Manager

     1.1 Investment Management Services. The Manager shall act as the investment adviser to the Series and, as such, shall (1) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Series in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Series, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     The Series hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Series hereby consents to the retention of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

     The Manager shall carry out its duties with respect to the Series' investments in accordance with applicable law and the investment objectives, policies and restrictions of the Series adopted by the trustees of Trust ("Trustees"), and subject to such further limitations as the Series may from time to time impose by written notice to the Manager.

     1.2 Administrative Services. The Manager shall supervise the Series' business and affairs and shall provide such services required for effective administration of the Series as are not provided by employees or other agents engaged by the Series; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the holders of interests in the Series ("Interestholders"), any services related to the sale of interests in the Series, or any other services which are the subject of a separate agreement or arrangement between the Series and the Manager. Subject to the foregoing, in providing administrative services hereunder, the Manager shall:

          1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Series, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Series' needs.

          1.2.2 Personnel. Provide, without remuneration from or other cost to Trust or the Series, the services of individuals competent to perform all of the Series' executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Series or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Series.

          1.2.3 Agents. Assist the Series in selecting and coordinating the activities of the other agents engaged by the Series, including the Series' custodian, independent auditors and legal counsel.

          1.2.4 Trustees and Officers. Authorize and permit the Manager's directors, officers and employees who may be elected or appointed as trustees or officers of Trust to serve in such capacities, without remuneration from or other cost to Trust or the Series.

          1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by Trust and/or the Series are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

          1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by Trust or the Series to Interestholders of the Series and all reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities and tax laws.

     1.3 The Manager can use any of the officers and employees of Neuberger Berman, LLC to provide any of the non-investment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Trust or Series, as applicable, under this contract as if the Manager had provided services directly.

     2.  Expenses of the Series

     2.1 Expenses to be Paid by the Manager. The Manager shall pay all salaries, expenses and fees of the officers, trustees and employees of the Trust who are officers, directors or employees of the Manager.

     In the event that the Manager pays or assumes any expenses of Trust or a Series not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Manager of any obligation to Trust or to a Series under any separate agreement or arrangement between the parties.

     2.2 Expenses to be Paid by the Series. Each Series shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between a Series and the Manager. Expenses to be borne by a Series shall include both expenses directly attributable to the operation of the Series and the placement of interests therein, as well as the portion of any expenses of Trust that is properly allocable to the Series in a manner approved by the trustees of Trust. Subject to any separate agreement or arrangement between Trust or a Series and the Manager, the expenses hereby allocated to each Series, and not to the Manager, include, but are not limited to:

          2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

          2.2.2 Interestholder Servicing. All expenses of maintaining and servicing Interestholder accounts, including but not limited to the charges of any Interestholder servicing agent, dividend disbursing agent or other agent engaged by a Series to service Interestholder accounts.

          2.2.3 Interestholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to Interestholders of a Series.

          2.2.4 Pricing and Portfolio Valuation. All expenses of computing a Series' net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Series' investment portfolio.

          2.2.5 Communications. All charges for equipment or services used for communications between the Manager or the Series and any custodian, Interestholder servicing agent, portfolio accounting services agent, or other agent engaged by a Series.

          2.2.6 Legal and Accounting Fees. All charges for services and expenses of a Series' legal counsel and independent auditors.

          2.2.7 Trustees' Fees and Expenses. With respect to each Series, all compensation of Trustees other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees or committees thereof.

          2.2.8 Interestholder Meetings. All expenses incidental to holding meetings of Interestholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

          2.2.9 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Series in a manner approved by the Trustees.

          2.2.10 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Series' portfolio securities.

          2.2.11 Taxes. All taxes or governmental fees payable by or with respect to a Series to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

          2.2.12 Trade Association Fees. All fees, dues and other expenses incurred in connection with a Series' membership in any trade association or other investment organization.

          2.2.13 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Series is a party and the expenses a Series may incur as a result of its legal obligation to provide indemnification to Trust's officers, Trustees and agents.

          2.2.14 Organizational Expenses. Any and all organizational expenses of a Series paid by the Manager shall be reimbursed by such Series at such time or times agreed by such Series and the Manager.

     3. Advisory Fee

     3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, each Series shall pay the Manager an annual fee as set out in Schedule B to this Agreement.

     3.2 Computation and Payment of Fee. The advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual advisory fee rate (as set forth in Schedule B hereto), and multiplying this product by the net assets of the Series, determined in the manner established by the Trustees, as of the close of business on the last preceding business day on which the Series' net asset value was determined.

     3.3 State Expense Limitation. If in any fiscal year the operating expenses of any Series plus such Series' operating expenses in such fiscal year ("Aggregate Operating Expenses," which includes any fees or expense reimbursements payable to the Manager pursuant to this Agreement and any compensation payable to the Manager pursuant to (i) the Administration Agreement between such Series and the Manager or (ii) any other Agreement or arrangement with Trust with respect to that Series, but excludes interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of business) exceed the lowest applicable percentage expense limitation imposed under the securities law and regulations of any state in which such Series's shares are qualified for sale (the "State Expense Limitation"), then the Manager shall pay such Series the amount of such excess, less the amount of any reduction of the administration fee referred to below; provided, that the Manager shall have no obligation hereunder to pay such Series for any such expenses which exceed the pro rata portion of such advisory fee attributable to such Series.

     No payment shall be made to such Interestholder hereunder unless and until the administration fee payable by such Interestholder under a similar State Expense Limitation of its Administration Agreement with the Manager has been reduced to zero. Any payment to an interestholder hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of such month. An adjustment shall be made on or before the last day of the first month of the next succeeding fiscal year if Aggregate Operating Expenses for such fiscal year do not exceed the State Expense Limitation or if for such fiscal year there is no applicable State Expense Limitation.

     4. Ownership of Records

     All records required to be maintained and preserved by the Series pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Series are the property of the Series and shall be surrendered by the Manager promptly on request by the Series; provided, that the Manager may at its own expense make and retain copies of any such records.

     5. Reports to Manager

     The Series shall furnish or otherwise make available to the Manager such copies of that Series' financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. Reports to the Series

     The Manager shall prepare and furnish to the Series such reports, statistical data and other information in such form and at such intervals as the Series may reasonably request.

     7. Retention of Sub-Adviser

     Subject to a Series obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Manager may retain a sub-adviser, at the Manager's own cost and expense, for the purpose of making investment recommendations and research information available to the Manager. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Manager under this Agreement and the Manager shall be responsible to Trust and the Series for all acts or omissions of the sub-adviser in connection with the performance of the Manager's duties hereunder.

     8. Services to Other Clients

     Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     9. Limitation of Liability of Manager and its Personnel

     Neither the Manager nor any director, officer or employee of the Manager performing services for the Series at the direction or request of the Manager in connection with the Manager's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to Trust or a Series or its Interestholders to which the Manager would otherwise be subject by reason of the Manager's misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Manager who is or was a Trustee or officer of Trust against any liability to Trust or a Series or its Interestholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Trust.

     10. No Liability of Other Series

     This Agreement is made by each Series pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or Interestholders of the Series individually, but bind only the property of that Series and no other.

     11. Effect of Agreement

     Nothing herein contained shall be deemed to require the Series to take any action contrary to the Trust Instrument or By-Laws of Trust, any actions of the Trustees binding upon the Series, or any applicable law, regulation or order to which the Series is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Series or Trust.

     12. Term of Agreement

     The term of this Agreement shall begin on the date first above written with respect to each Series listed in Schedule A on the date hereof and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through September 30, 2005. With respect to each Series added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to September 30 of the year following the year of execution. Thereafter, in each case, this Agreement shall continue in effect with respect to each Series from year to year, subject to the termination provisions and all other terms and conditions hereof, provided, such continuance with respect to a Series is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Series or by the Trustees, provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Manager shall not have notified a Series in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation. The Manager shall furnish to Trust and the Series, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     13. Amendment or Assignment of Agreement

     Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of any Series (i) by resolution of the Trustees, including the vote or written consent of a majority of the Trustees who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Series. This Agreement shall terminate automatically and immediately in the event of its assignment.

     14. Termination of Agreement

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided, that in the case of termination by any Series, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of a majority of Trustees who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Series.

     15. Name of the Series

     Each Series hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to a Series, the Series shall, if and when requested by the Manager, eliminate from the Series' name the name "Neuberger Berman" and thereafter refrain from using the name "Neuberger Berman" or the initials "NB" in connection with its business or activities, and the foregoing agreement of a Series shall survive any termination of this Agreement and any extension or renewal thereof.

     16. Interpretation and Definition of Terms

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Choice of Law

     This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     18. Captions

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     19. Execution in Counterparts

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.


                                 [TRUST]


                                 ----------------------------------------------




                                 NEUBERGER BERMAN MANAGEMENT INC.


                                 ----------------------------------------------

                                   SCHEDULE A

[List of Series of Trust]



Date _____________________

                                 APPENDIX B-1

                                                 Date of       Trustee       Shareholder
Fund                                            Agreement      Approval       Approval
-----------------------------------------------------------------------------------------
                              NEUBERGER BERMAN EQUITY FUNDS
-----------------------------------------------------------------------------------------
Neuberger Berman Century Fund                   12/16/2000     6/5/2003      12/2/1999(1)
Neuberger Berman Fasciano Fund                  12/16/2000     6/5/2003      3/23/2001(1)
Neuberger Berman Focus Fund                     12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Genesis Fund                   12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Guardian Fund                  12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman International Fund             12/16/2000     6/5/2003     10/24/1995(3)
Neuberger Berman Manhattan Fund                 12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Millennium Fund                12/16/2000     6/5/2003     10/19/1998(1)
Neuberger Berman Partners Fund                  12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Real Estate Fund               12/16/2000     6/5/2003      4/30/2002(1)
Neuberger Berman Regency Fund                   12/16/2000     6/5/2003      5/28/1999(1)
Neuberger Berman Socially Responsive Fund       12/16/2000     6/5/2003      3/15/1994(1)
-----------------------------------------------------------------------------------------
                              NEUBERGER BERMAN INCOME FUNDS
-----------------------------------------------------------------------------------------
Neuberger Berman Cash Reserves                    2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Government Money Fund            2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman High Income Bond Fund            2/9/2001     6/5/2003       9/4/2002(1)
Neuberger Berman Institutional Cash Fund          2/9/2001     6/5/2003       5/5/2000(1)
Neuberger Berman Limited Maturity Bond Fund       2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Municipal Money Fund             2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Municipal Securities Trust       2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Strategic Income Fund            2/9/2001     6/5/2003      6/12/2003(1)
-----------------------------------------------------------------------------------------

(1) Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management, the sole shareholder.

(2) Shareholder approval was obtained in connection with a restructuring of the Fund complex.

(3) Shareholder approval was obtained because the Fund's former investment advisor terminated its advisory agreement with the Fund and shareholders approved the current investment advisory agreement with NB Management.

                                                                      EXHIBIT C

                     COMMISSIONS PAID TO AFFILIATED BROKERS

------------------------------------------------------------------------------------
                           NEUBERGER BERMAN EQUITY FUNDS
         (Brokerage Commissions paid for fiscal year ended August 31, 2002)
------------------------------------------------------------------------------------
                                                                         % of total
                                                         Commissions    Commissions
Fund                                  Affiliated Broker      Paid           Paid
------------------------------------------------------------------------------------
Neuberger Berman Century Fund         Neuberger Berman    $   28,560        67.35%
                                      ----------------------------------------------
                                      Lehman Brothers     $        0            0%
------------------------------------------------------------------------------------
Neuberger Berman Fasciano Fund        Neuberger Berman    $   74,922        41.93%
                                      ----------------------------------------------
                                      Lehman Brothers     $    7,210         4.03%
------------------------------------------------------------------------------------
Neuberger Berman Focus Fund           Neuberger Berman    $  773,575        42.89%
                                      ----------------------------------------------
                                      Lehman Brothers     $   13,600         0.75%
------------------------------------------------------------------------------------
Neuberger Berman Genesis Fund         Neuberger Berman    $  988,163        34.04%
                                      ----------------------------------------------
                                      Lehman Brothers     $  108,834         3.75%
------------------------------------------------------------------------------------
Neuberger Berman Guardian Fund        Neuberger Berman    $3,663,976        50.86%
                                      ----------------------------------------------
                                      Lehman Brothers     $  165,709         2.30%
------------------------------------------------------------------------------------
Neuberger Berman International Fund   Neuberger Berman    $        0            0%
                                      ----------------------------------------------
                                      Lehman Brothers     $   20,224         8.46%
------------------------------------------------------------------------------------
Neuberger Berman Manhattan Fund       Neuberger Berman    $  404,246        44.14%
                                      ----------------------------------------------
                                      Lehman Brothers     $    4,244         0.46%
------------------------------------------------------------------------------------
Neuberger Berman Millennium Fund      Neuberger Berman    $   46,776        21.51%
                                      ----------------------------------------------
                                      Lehman Brothers     $    3,452         1.59%
------------------------------------------------------------------------------------
Neuberger Berman Partners Fund        Neuberger Berman    $1,845,866        48.92%
                                      ----------------------------------------------
                                      Lehman Brothers     $  151,061         4.00%
------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund*    Neuberger Berman    $   16,620        43.96%
                                      ----------------------------------------------
                                      Lehman Brothers     $    1,575         4.17%
------------------------------------------------------------------------------------
Neuberger Berman Regency Fund         Neuberger Berman    $   94,929        70.89%
                                      ----------------------------------------------
                                      Lehman Brothers     $      530         0.40%
------------------------------------------------------------------------------------
Neuberger Berman Socially
  Responsive Fund                     Neuberger Berman    $  159,194        78.86%
                                      ----------------------------------------------
                                      Lehman Brothers     $        0            0%
------------------------------------------------------------------------------------

* From May 1, 2002 (commencement of operations of Fund) to August 31, 2002.

---------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
       (Brokerage Commissions paid for fiscal year ended October 31, 2002)
---------------------------------------------------------------------------------
                                                                      % of total
                                                        Commissions   Commissions
Fund                               Affiliated Broker       Paid          Paid
---------------------------------------------------------------------------------
Neuberger Berman Cash
  Reserves                         Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Government
  Money Fund                       Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman High Income
  Bond Fund                        Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Institutional
  Cash Fund                        Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Limited Maturity
  Bond Fund                        Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Municipal
  Money Fund                       Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Municipal
  Securities Trust                 Neuberger Berman         $  0           0%
                                   ----------------------------------------------
                                   Lehman Brothers          $  0           0%
---------------------------------------------------------------------------------
Neuberger Berman Strategic
  Income Fund*                     Neuberger Berman          N/A         N/A
                                   ----------------------------------------------
                                   Lehman Brothers           N/A         N/A
---------------------------------------------------------------------------------

* This Fund did not commence operations until July 11, 2003.

                                                                    EXHIBIT D-1

               RATE OF COMPENSATION UNDER THE MANAGEMENT AGREEMENT

                          NEUBERGER BERMAN EQUITY FUNDS
---------------------------------------------------------------------------------
                                              Rate of Compensation based on each
Fund                                          Fund's average daily net assets
---------------------------------------------------------------------------------
Neuberger Berman Century Fund                 0.550% of first $250 million
Neuberger Berman Focus Fund                   0.525% of next $250 million
Neuberger Berman Guardian Fund                0.500% of next $250 million
Neuberger Berman Manhattan Fund               0.475% of next $250 million
Neuberger Berman Partners Fund                0.450% of next $500 million
Neuberger Berman Regency Fund                 0.425% of next $2.5 billion
Neuberger Berman Socially Responsive Fund     0.400% in excess of $4 billion
---------------------------------------------------------------------------------
Neuberger Berman Fasciano Fund                0.850% of first $500 million
                                              0.825% of next $500 million
                                              0.800% of next $500 million
                                              0.775% of next $500 million
                                              0.750% of next $500 million
                                              0.725% in excess of $2.5 billion
---------------------------------------------------------------------------------
Neuberger Berman Genesis Fund                 0.850% of first $250 million
Neuberger Berman Millennium Fund              0.800% of next $250 million
                                              0.750% of next $250 million
                                              0.700% of next $250 million
                                              0.650% in excess of $1 billion
---------------------------------------------------------------------------------
Neuberger Berman International Fund           0.850% of first $250 million
                                              0.825% of next $250 million
                                              0.800% of next $250 million
                                              0.775% of next $250 million
                                              0.750% of next $500 million
                                              0.725% of next $1 billion
                                              0.700% in excess of $2.5 billion
---------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund             0.850% on all assets
---------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
---------------------------------------------------------------------------------
Neuberger Berman Cash Reserves                0.250% of first $500 million
Neuberger Berman Government Money Fund        0.225% of next $500 million
Neuberger Berman Limited Maturity Bond Fund   0.200% of next $500 million
Neuberger Berman Municipal Money Fund         0.175% of next $500 million
Neuberger Berman Municipal Securities Trust   0.150% in excess of $2 billion
---------------------------------------------------------------------------------
Neuberger Berman High Income Bond Fund        0.480% on all assets
---------------------------------------------------------------------------------
Neuberger Berman Institutional Cash Fund      0.100% on all assets
---------------------------------------------------------------------------------
Neuberger Berman Strategic Income Fund        0.600% on all assets
---------------------------------------------------------------------------------

                                                                    EXHIBIT D-2

                           FEES PAID TO NB MANAGEMENT
       (Pursuant to Management, Administration and Distribution Agreements
           between the Trust on behalf of each Fund and NB Management)

----------------------------------------------------------------------------------------------
                                   NEUBERGER BERMAN EQUITY FUNDS
              (fees paid under each agreement for fiscal year ended August 31, 2002)
----------------------------------------------------------------------------------------------
 Fund                          Management        Class         Administration    Distribution
----------------------------------------------------------------------------------------------
 Neuberger Berman Century      $86,865          Investor          $41,703            N/A
 Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman Fasciano     $1,803,371       Investor          $318,976           N/A
 Fund                                           ----------------------------------------------
                                                Advisor*          $580               $363
----------------------------------------------------------------------------------------------
 Neuberger Berman Focus        $8,748,075       Investor          $3,762,875         N/A
 Fund                                           ----------------------------------------------
                                                Trust             $1,424,145         $356,036
                                                ----------------------------------------------
                                                Advisor           $81,879            $51,174
----------------------------------------------------------------------------------------------
 Neuberger Berman Genesis      $25,320,956      Investor          $2,802,289         N/A
 Fund                                           ----------------------------------------------
                                                Trust             $7,907,999         N/A
                                                ----------------------------------------------
                                                Advisor           $1,002,980         $626,826
                                                ----------------------------------------------
                                                Institutional     $647,551           N/A
----------------------------------------------------------------------------------------------
 Neuberger Berman Guardian     $10,427,981      Investor          $4,635,844         N/A
 Fund                                           ----------------------------------------------
                                                Trust             $1,785,396         $446,349
                                                ----------------------------------------------
                                                Advisor           $84,754            $52,971
----------------------------------------------------------------------------------------------
 Neuberger Berman              $748,816         Investor          $227,725           N/A
 International Fund                             ----------------------------------------------
                                                Trust             $4,670             N/A
----------------------------------------------------------------------------------------------
 Neuberger Berman              $2,393,618       Investor          $1,089,389         N/A
 Manhattan Fund                                 ----------------------------------------------
                                                Trust             $102,885           N/A
                                                ----------------------------------------------
                                                Advisor           $7,367             $4,604
----------------------------------------------------------------------------------------------
 Neuberger Berman              $888,048         Investor          $254,999           N/A
 Millennium Fund                                ----------------------------------------------
                                                Trust             $26,338            $6,585
                                                ----------------------------------------------
                                                Advisor**         $291               $182
----------------------------------------------------------------------------------------------
 Neuberger Berman Partners     $9,390,324       Investor          $3,974,271         N/A
 Fund                                           ----------------------------------------------
                                                Trust             $1,648,327         $412,082
                                                ----------------------------------------------
                                                Advisor           $152,366           $95,229
----------------------------------------------------------------------------------------------
 Neuberger Berman Real         $25,908          Trust***          $12,261            $3,065
 Estate Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman Regency      $205,388         Investor          $44,458            N/A
 Fund                                           ----------------------------------------------
                                                Trust             $82,113            $20,528
----------------------------------------------------------------------------------------------
 Neuberger Berman Socially     $603,392         Investor          $211,790           N/A
 Responsive Fund                                ----------------------------------------------
                                                Trust             $113,001           $28,250
----------------------------------------------------------------------------------------------
*   From May 24, 2002 (commencement of operations of Advisor Class) to August 31, 2002.
**  From May 3, 2002 (commencement of operations of Advisor Class) to August 31, 2002.
*** From May 1, 2002 (commencement of operations of Fund) to August 31, 2002.
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                               NEUBERGER BERMAN INCOME FUNDS
          (fees paid under each agreement for fiscal year ended October 31, 2002)
----------------------------------------------------------------------------------------------
 Fund                          Management        Class         Administration    Distribution
----------------------------------------------------------------------------------------------
 Neuberger Berman              $2,102,637     Investor          $2,373,164         N/A
 Cash Reserves
----------------------------------------------------------------------------------------------
 Neuberger Berman              $2,768,211     Investor          $3,230,833         N/A
 Government Money
 Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman              $97,019        Investor*         $54,573            N/A
 High Income Bond
 Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman              $2,745,256     Trust             $4,117,892         N/A
 Institutional Cash
 Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman              $613,529       Investor          $553,024           N/A
 Limited Maturity                             ------------------------------------------------
 Bond Fund                                    Trust             $202,940           N/A
----------------------------------------------------------------------------------------------
 Neuberger Berman              $1,140,881     Investor          $1,232,152         N/A
 Municipal Money
 Fund
----------------------------------------------------------------------------------------------
 Neuberger Berman              $83,559        Investor          $90,244            N/A
 Municipal Securities
 Trust
----------------------------------------------------------------------------------------------
 Neuberger Berman              N/A            Institutional     N/A                N/A
 Strategic Income
 Fund**
----------------------------------------------------------------------------------------------
 *  From September 7, 2002 (commencement of operations of Fund) to October 31, 2002.
 ** This Fund did not commence operations until July 11, 2003.
----------------------------------------------------------------------------------------------

                                                                      EXHIBIT E

                    CURRENT VOLUNTARY AND CONTRACTUAL EXPENSE
                                   LIMITATIONS


----------------------------------------------------------------------------------------------------------------
                                         NEUBERGER BERMAN EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------
Fund                                        Class             Cap             Agreement              End Date
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Century Fund           Investor              1.50%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Fasciano Fund          Advisor               1.90%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Focus Fund             Trust                 1.50%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.50%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Genesis Fund           Trust                 1.50%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.50%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Institutional         0.85%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Guardian Fund          Trust                 1.50%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.50%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman International Fund     Investor              1.70%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Trust                 2.00%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Manhattan Fund         Trust                 1.50%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.50%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Millennium Fund        Investor              1.75%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Trust                 1.75%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.90%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Fund          Trust                 1.50%    3 year contractual cap       12/31/2005
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
                                        Advisor               1.50%    12 year contractual cap      12/31/2014
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund       Trust                 1.50%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                    NEUBERGER BERMAN EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------
Fund                                     Class                 Cap            Agreement              End Date
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Regency Fund           Investor              1.50%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
                                  ------------------------------------------------------------------------------
                                        Trust                 1.50%    10 year contractual cap      12/31/2012
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Socially               Trust                 1.50%    3 year contractual cap       12/31/2005
  Responsive Fund                                                      3 year recoupment
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                         NEUBERGER BERMAN INCOME FUNDS
----------------------------------------------------------------------------------------------------------------
Fund                                        Class              Cap            Agreement              End Date
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Cash Reserves          Investor              0.65%    3 year contractual cap       10/31/2006
                                                                       3 year recoupment
                                        ------------------------------------------------------------------------
Neuberger Berman Government             Investor              0.45%    Voluntary                        N/A
  Money Fund
----------------------------------------------------------------------------------------------------------------
Neuberger Berman High Income            Investor              1.00%    3 year contractual cap       10/31/2006
  Bond Fund                                                            3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Institutional Cash     Trust                 0.41%    3 year contractual cap       10/31/2006
  Fund                                                                 3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Limited Maturity       Investor              0.70%    3 year contractual cap       10/31/2006
  Bond Fund                                                            3 year recoupment
                                        ------------------------------------------------------------------------
                                        Trust                 0.80%    3 year contractual cap       10/31/2006
                                                                       3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Municipal              Investor              0.65%    3 year contractual cap       10/31/2006
  Securities Trust                                                     3 year recoupment
----------------------------------------------------------------------------------------------------------------
Neuberger Berman Strategic Income       Institutional         0.85%    10 year contractual cap      12/13/2013
  Fund                                                                 3 year recoupment
----------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT F

                   NAME, ASSET SIZE AND COMPENSATION RECEIVED
                  BY NB MANAGEMENT FOR ADVISORY OR SUB-ADVISORY
                    SERVICES PROVIDED TO OTHER SIMILAR FUNDS

---------------------------------------------------------------------------------------
                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
---------------------------------------------------------------------------------------
                                                           Rate of Compensation
                                                           based on each Fund's
Fund                                 Asset Size          average daily net assets
---------------------------------------------------------------------------------------
Focus Portfolio                     $    779,365      0.550% of first $250 million
Growth Portfolio                    $204,370,088      0.525% of next $250 million
Guardian Portfolio                  $149,099,973      0.500% of next $250 million
Mid-Cap Growth Portfolio            $418,778,025      0.475% of next $250 million
Partners Portfolio                  $632,731,921      0.450% of next $500 million
Regency Portfolio                   $ 40,396,533      0.425% of next $2.5 billion
Socially Responsive Portfolio       $  6,456,209      0.400% in excess of $4 billion
---------------------------------------------------------------------------------------
Fasciano Portfolio                  $  2,825,977      0.850% of first $500 million
                                                      0.825% of next $500 million
                                                      0.800% of next $500 million
                                                      0.775% of next $500 million
                                                      0.750% of next $500 million
                                                      0.725% in excess of $2.5 billion
---------------------------------------------------------------------------------------
Limited Maturity Bond Portfolio     $312,309,817      0.250% of first $500 million
                                                      0.225% of next $500 million
                                                      0.200% of next $500 million
                                                      0.175% of next $500 million
                                                      0.150% in excess of $2 billion
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                      OTHER FUNDS
---------------------------------------------------------------------------------------
                                                              Rate of Compensation
                                                              based on each Fund's
Fund                                      Asset Size        average daily net assets
---------------------------------------------------------------------------------------
Neuberger Berman Intermediate            $464,300,695      0.25% on all assets
  Municipal Fund Inc.
---------------------------------------------------------------------------------------
Neuberger Berman Real Estate             $111,172,175      0.60% on all assets
  Income Fund Inc.
---------------------------------------------------------------------------------------
Neuberger Berman Realty Income           $628,134,471      0.60% on all assets
  Fund Inc.
---------------------------------------------------------------------------------------
American Express Small Cap Growth        $ 74,054,428      0.57% on first $250 million
  Fund                                                     0.55% over $250 million
---------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap             $323,930,437      0.40% on first $1 billion
  Growth Portfolio                                         0.35% over $1 billion
AST Neuberger Berman Mid-Cap             $816,021,811
  Value Portfolio
ASAF Mid-Cap Growth Fund                 $152,365,151
ASAF Mid-Cap Value Fund                  $200,579,237
---------------------------------------------------------------------------------------
Metropolitan Neuberger Berman            $214,860,718      0.45% on first $250 million
  Partners Mid-Cap Value Portfolio                         0.40% on next $750 million
                                                           0.35% over $1 billion
---------------------------------------------------------------------------------------
Penn Series Mid-Cap Value Fund           $ 66,754,441      0.43% on all assets
---------------------------------------------------------------------------------------
Principal Variable Contracts Mid-Cap     $ 38,869,684      0.50% on first $100 million
  Value Account                                            0.475% on next $150 million
Principal Inv Partners Mid-Cap Value     $ 81,556,850      0.45% on next $250 million
  Fund                                                     0.425% on next $250 million
                                                           0.40% over $750 million
Sun Capital Neuberger Berman             $  5,367,092
  Mid-Cap Growth Fund
Sun Capital Neuberger Berman             $  8,648,345
  Mid-Cap Value Fund
---------------------------------------------------------------------------------------
RSI Emerging Growth Fund                 $ 26,130,164      0.80% on all assets
---------------------------------------------------------------------------------------

                                                                      EXHIBIT G

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                        NEUBERGER BERMAN MANAGEMENT INC.
                                605 Third Avenue
                          New York, New York 10158-3698

Neuberger Berman, LLC
605 Third Avenue
New York, New York 10158-3698

Dear Sirs:

     We have entered into a Management Agreement with ---------------- ("Trust") with respect to several of its series ("Series"), as set forth in Schedule A hereto, pursuant to which we are to act as investment adviser to such Series. We hereby agree with you as follows:

     1. You agree for the duration of this Agreement to furnish us with such investment recommendations and research information, of the same type as that which you from time to time provide to your employees for use in managing client accounts, all as we shall reasonably request. In the absence of willful misfeasance, bad faith or gross negligence in the performance of your duties, or of the reckless disregard of your duties and obligations hereunder, you shall not be subject to liability for any act or omission or any loss suffered by any Series or its security holders in connection with the matters to which this Agreement relates.

     2. In consideration of your agreements set forth in paragraph 1 above, we agree to pay you on the basis of direct and indirect costs to you of performing such agreements. Indirect costs shall be allocated on a basis mutually satisfactory to you and to us.

     3. As used in this Agreement, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940, as amended.

     This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Management Agreement between the Trust and the undersigned.

     This Agreement may be terminated at any time, without the payment of any penalty, (a) with respect to any Series by the Trustees of the Trust or by vote of a majority of the outstanding securities of such Series or by the undersigned on not less than sixty days' written notice addressed to you at your principal place of business; and (b) by you, without the payment of any penalty, on not less than thirty nor more than sixty days' written notice addressed to the Trust and the undersigned at the Trust's principal place of business.

     This Agreement shall remain in full force and effect with respect to each Series listed in Schedule A on the date hereof until September 30, 2005 (unless sooner terminated as provided above) and from year to year thereafter only so long as its continuance is approved in the manner required by the Investment Company Act of 1940, as from time to time amended.

     Schedule A to this Agreement may be modified from time to time to reflect the addition or deletion of a Series from the terms of this Agreement. With respect to each Series added by execution of an addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as provided above, this Agreement shall remain in effect to September 30 of the year following the year of execution and from year to year thereafter only so long as its continuance is approved in the manner required by the Investment Company Act of 1940, as from time to time amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.


                                 Very truly yours,



                                 NEUBERGER BERMAN MANAGEMENT INC.



                                 By: __________________________________________



                                 The foregoing is hereby accepted as
                                 of the date first above written.


                                 NEUBERGER BERMAN, LLC



                                 By: __________________________________________

                                   SCHEDULE A


[List of Series of Trust]









                                               Date ___________________________

                                                                    APPENDIX G-1

                                                  Date of      Trustee       Shareholder
Fund                                             Agreement     Approval       Approval
---------------------------------------------------------------------------------------------
                               NEUBERGER BERMAN EQUITY FUNDS
---------------------------------------------------------------------------------------------
Neuberger Berman Century Fund                   12/16/2000     6/5/2003      12/2/1999(1)
Neuberger Berman Fasciano Fund                  12/16/2000     6/5/2003      3/23/2001(1)
Neuberger Berman Focus Fund                     12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Genesis Fund                   12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Guardian Fund                  12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman International Fund             12/16/2000     6/5/2003     10/24/1995(3)
Neuberger Berman Manhattan Fund                 12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Millennium Fund                12/16/2000     6/5/2003     10/19/1998(1)
Neuberger Berman Partners Fund                  12/16/2000     6/5/2003      5/12/1993(2)
Neuberger Berman Real Estate Fund               12/16/2000     6/5/2003      4/30/2002(1)
Neuberger Berman Regency Fund                   12/16/2000     6/5/2003      5/28/1999(1)
Neuberger Berman Socially Responsive Fund       12/16/2000     6/5/2003      3/15/1994(1)
---------------------------------------------------------------------------------------------
                               NEUBERGER BERMAN INCOME FUNDS
---------------------------------------------------------------------------------------------
Neuberger Berman Cash Reserves                    2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Government Money Fund            2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman High Income Bond Fund            2/9/2001     6/5/2003       9/4/2002(1)
Neuberger Berman Institutional Cash Fund          2/9/2001     6/5/2003       5/5/2000(1)
Neuberger Berman Limited Maturity Bond Fund       2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Municipal Money Fund             2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Municipal Securities Trust       2/9/2001     6/5/2003       4/7/1993(2)
Neuberger Berman Strategic Income Fund            2/9/2001     6/5/2003      6/12/2003(1)
---------------------------------------------------------------------------------------------

1 Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management, the sole shareholder.

2 Shareholder approval was obtained in connection with a restructuring of the Fund complex.

3 Shareholder approval was obtained because the Fund's former investment advisor terminated its advisory agreement with the Fund and shareholders approved the current investment advisory agreement with NB Management.

                                                                      EXHIBIT H

                          FEES PAID TO NEUBERGER BERMAN
(Pursuant to Sub-Advisory Agreement with respect to each Trust and Fund between
                       NB Management and Neuberger Berman)

                          NEUBERGER BERMAN EQUITY FUNDS
                (fees paid for fiscal year ended August 31, 2002)
--------------------------------------------------------------------------------
Fund                                                          Sub-Advisory Fees
--------------------------------------------------------------------------------
Neuberger Berman Century Fund                                     $  3,681
Neuberger Berman Fasciano Fund                                    $ 49,554
Neuberger Berman Focus Fund                                       $423,248
Neuberger Berman Genesis Fund                                     $870,757
Neuberger Berman Guardian Fund                                    $522,733
Neuberger Berman International Fund                               $ 20,624
Neuberger Berman Manhattan Fund                                   $103,623
Neuberger Berman Millennium Fund                                  $ 24,309
Neuberger Berman Partners Fund                                    $459,694
Neuberger Berman Real Estate Fund*                                $    716
Neuberger Berman Regency Fund                                     $  8,742
Neuberger Berman Socially Responsive Fund                         $ 25,479
--------------------------------------------------------------------------------

 * From May 1, 2002 (commencement of operations of Fund) to August 31, 2002.



                          NEUBERGER BERMAN INCOME FUNDS
               (fees paid for fiscal year ended October 31, 2002)
--------------------------------------------------------------------------------
Fund                                                          Sub-Advisory Fees
--------------------------------------------------------------------------------
Neuberger Berman Cash Reserves                                    $  1,612
Neuberger Berman Government Money Fund                                  --
Neuberger Berman High Income Bond Fund*                           $     72
Neuberger Berman Institutional Cash Fund                          $  5,042
Neuberger Berman Limited Maturity Bond Fund                       $    451
Neuberger Berman Municipal Money Fund                             $    839
Neuberger Berman Municipal Securities Trust                       $     61
Neuberger Berman Strategic Income Fund**                               N/A
--------------------------------------------------------------------------------

*  From September 7, 2002 (commencement of operations of Fund) to October
   31, 2002.
** This Fund did not commence operations until July 11, 2003.

                                                                      EXHIBIT I

                   NAME, ASSET SIZE AND COMPENSATION RECEIVED
                  BY NEUBERGER BERMAN FOR SUB-ADVISORY SERVICES
                         PROVIDED TO OTHER SIMILAR FUNDS

--------------------------------------------------------------------------------
                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
--------------------------------------------------------------------------------
Fund                                    Asset Size             Compensation*
--------------------------------------------------------------------------------
Fasciano Portfolio                     $  2,825,977              $     57
Focus Portfolio                        $    779,365              $     34
Growth Portfolio                       $204,370,088              $ 56,900
Guardian Portfolio                     $149,099,973              $ 40,052
Mid-Cap Growth Portfolio               $418,778,025              $ 99,430
Partners Portfolio                     $632,731,921              $151,742
Regency Portfolio                      $ 40,396,533              $  6,253
Socially Responsive Portfolio          $  6,456,209              $    912
--------------------------------------------------------------------------------

* For sub-advisory services provided to these funds, Neuberger Berman receives compensation based on its direct and indirect costs rather than at a fixed rate.


--------------------------------------------------------------------------------
                                   OTHER FUNDS
--------------------------------------------------------------------------------
Fund                                    Asset Size              Compensation
--------------------------------------------------------------------------------
GVIT Small Company Fund                $160,121,818        0.60% on all assets
GVIT Small Cap Growth Fund             $ 58,223,529        0.60% on all assets
--------------------------------------------------------------------------------

                                                                      EXHIBIT J

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of July 31, 2003, the following are all of the beneficial and record owners of more than five percent of each class of each Fund known to the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

--------------------------------------------------------------------------------
                         NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                   Percentage of
Fund and Class       Name and Address                               Class Owned
--------------------------------------------------------------------------------
Neuberger Berman     Neuberger & Berman Trust Co. TTEE*                  5.53%
Century Fund,        Neuberger & Berman Employees
Investor Class       Profit Sharing Plan UTD 05/20/71
                     Attn: Al Boccardo
                     605 3rd Avenue, Floor 36
                     New York, NY 10158-0180
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                          37.19%
Fasciano Fund,       Attn: Mutual Funds
Investor Class       101 Montgomery Street
                     San Francisco, CA 94104-4122

                     National Financial Services Corp.                   8.14%
                     For the Exclusive Benefit of their Clients
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                          30.01%
Fasciano Fund,       Attn: Mutual Funds
Advisor Class        101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Fifth Third Bank TTEE*                             15.67%
                     FBO: GYSU Pension (COT)
                     A/C # 16-2-8607210
                     P.O. Box 3385
                     Cincinnati, OH 45263-0001

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
---------------------------------------------------------------------------------
                                                                   Percentage of
Fund and Class       Name and Address                               Class Owned
--------------------------------------------------------------------------------
                     MLFP&S                                             13.18%
                     For the Sole Benefit of Its Customers
                     Attn: Fund Administration (98055)
                     4800 Deer Lake Drive East, Floor 2
                     Jacksonville, FL 32246-6484

                     Union Bank Trust Nominee*                           9.45%
                     Select Benefit Montgomery Hardware
                     c/o A/C 6721001224
                     P.O. Box 85484
                     San Diego, CA 92186-5484

                     MCB Trust Services as Agent*                        6.82%
                     Citizens Bank as Trustee
                     FBO TW Phillips Gas Salary 401(k) Plan
                     870 Westminster
                     Providence, RI 02902-0001

                     Fifth Third Bank TTEE*                              5.98%
                     FBO: GVSU Pension (MGS)
                     A/C # 16-2-8602914
                     P.O. Box 3385
                     Cincinnati, OH 45263-0001
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                          11.41%
Focus Fund,          Attn: Mutual Funds
Investor Class       101 Montgomery Street
                     San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Neuberger Berman     Fidelity Investments Institutional                 19.39%
Focus Fund,          Operations Co. as Agent for Certain
Trust Class          Employee Benefit Plans
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

                     National Financial Services Corp.                  12.52%
                     For the Exclusive Benefit of our Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

--------------------------------------------------------------------------------
                        NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     American Express Trust Co.                       11.80%
                     For the Benefit of American Express
                     Trust Retirement Service Plans
                     Attn: Pat Brown
                     50534 AXP Financial Center
                     Minneapolis, MN 55474-0001

                     Delaware Charter Guarantee & Trust                8.14%
                     FBO Principal Financial Group
                     Attn: RIS NPIO Trade Desk
                     711 High Street
                     Des Moines, IA 50392-0001

                     Citigroup Global Markets Inc.                     7.37%
                     00109801250
                     388 Greenwich Street
                     New York, NY 10013-2375
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co Inc.                         19.57%
Focus Fund,          Attn: Mutual Funds
Advisor Class        101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Transamerica Life Insurance and                  19.17%
                     Annuity Company (TI) New
                     1150 South Olive Street T-10-05
                     Los Angeles, CA 90015-2246

                     First Union National Bank TTEE*                  14.06%
                     FBO Fund Reinvestment Account
                     A/C# 1080824434
                     1525 W. WT Harris Boulevard NC-1151
                     Charlotte, NC 28262-8522

                     VALIC Trust Co. as Custodian*                     6.87%
                     FBO First Health of the Carolinas Inc.
                     Matching Savings Plan dated 1/1/01
                     2929 Allen Parkway # L14-30
                     Houston, TX 77019-7100

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     FTC & Co                                          6.74%
                     Attn: Datalynx (House Account)
                     P.O. Box 173736
                     Denver, CO 80217-3736

                     Matrix Capital Bank Trust Service as Agent*       6.14%
                     Citizens Bank as Trustee
                     FBO W. B. Mason Co. Retirement
                     401(k) Plan
                     870 Westminster
                     Providence, RI 02902-0001

                     Morris & Co.*                                     5.37%
                     c/o First Source Bank
                     Attn: Trust Operations
                     P.O. Box 1602
                     South Bend, IN 46334-1602
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                        21.95%
Genesis Fund,        Attn: Mutual Funds
Investor Class       101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Fidelity Investments Institutional Operations     9.95%
                     Co. as Agent for Certain Employee
                     Benefit Plans
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

                     Union Central Life Insurance Co.                  6.41%
                     401(k) Group Separate Account
                     Attn: Mutual Funds Department Station 3
                     1876 Waycross Road
                     P.O. Box 40888
                     Cincinnati, OH 45240-0888
--------------------------------------------------------------------------------
Neuberger Berman     Fidelity Investments Institutional Operations    25.88%
Genesis Fund,        Co. as Agent for Certain Employee
Trust Class          Benefit Plans
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     National Financial Services Corp.                  7.75%
                     For the Exclusive Benefit of our Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     American Express Trust Co.                         6.25%
                     FBO of American Express Trust
                     Retirement Service Plans
                     Attn: Pat Brown
                     50534 AXP Financial Center
                     Minneapolis, MN 55474-0001

                     Nationwide Life Insurance Co.                      5.62%
                     QPVA
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029

                     CTC Illinois Trust Co. TTEE*                       5.26%
                     Sun Microsystems Savings Trust
                     Attn: Regina Vernitskay
                     c/o BNY Western Trust Co.
                     550 Kearny Street, Suite 600
                     San Francisco, CA 94108-2599
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co Inc.                          19.10%
Genesis Fund,        Attn: Mutual Funds
Advisor Class        101 Montgomery Street
                     San Francisco, CA 94104-4122

                     First Union National Bank                         10.48%
                     FBO Various Retirement Plans
                     A/C #1080827609
                     1525 W. WT Harris Boulevard
                     CMGNC1151
                     Charlotte, NC 28262-8522

                     Transamerica Life Insurance and                    9.19%
                     Annuity Company (TI) New
                     1150 South Olive Street T-10-05
                     Los Angeles, CA 90015-2249

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class          Name and Address                           Class Owned
--------------------------------------------------------------------------------
                        Fidelity Investment Institutional               5.47%
                        Operations Co. As Agent for Acuson
                        401(k) Retirement Savings Plan
                        100 Magellan Way # KW1C
                        Covington, KY 41015-1987
--------------------------------------------------------------------------------
Neuberger Berman        Bank of New York as Custodian*                 31.63%
Genesis Fund,           Savings Bank for Employees and
Institutional Class     Partners of PricewaterhouseCoopers LLP
                        Attn: Yvonne Smith
                        1 Wall Street, Floor 12
                        New York, NY 10286-0001

                        Bank of New York as Custodian*                 13.48%
                        Retirement Benefit of Accumulation
                        Plan for Employees of
                        PricewaterhouseCoopers LLP
                        Attn: Yvonne Smith
                        1 Wall Street, Floor 12
                        New York, NY 10286-0001

                        Bank of New York as Custodian*                 11.16%
                        Profit Sharing Plan for Partners of
                        PricewaterhouseCoopers LLP
                        Attn: Yvonne Smith
                        1 Wall Street, Floor 12
                        New York, NY 10286-0001

                        HSBC                                            9.18%
                        L&F Indemnity Limited
                        Belvedere Building
                        69 Pitts Bay Road
                        Pembroke, Bermuda

                        BNY Clearing Services                           6.84%
                        FBO Wendel & Co. A/C 571260
                        111 E. Kilbourne Avenue
                        Milwaukee, WI 53202-6633
--------------------------------------------------------------------------------
Neuberger Berman        Charles Schwab & Co. Inc.                      17.60%
Guardian Fund,          Attn: Mutual Funds
Investor Class          101 Montgomery Street
                        San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class          Name and Address                           Class Owned
--------------------------------------------------------------------------------
Neuberger Berman        Fidelity Investments Institutional*           38.78%
Guardian Fund,          Operations Co.
Trust Class             c/o FBO TYCO Retirement Savings
                        Plan and Investment Plan
                        100 Magellan Way # KW1C
                        Covington, KY 41015-1999

                        Nationwide Life Insurance Co.                 18.48%
                        QPVA
                        c/o IPO Portfolio Accounting
                        P.O. Box 182029
                        Columbus, OH 43218-2029

                        National Financial Services Corp.              7.72%
                        For the Exclusive Benefit of our Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908

                        ING National Trust                             7.66%
                        U/A DTD 4/22/96
                        151 Farmington Avenue # T531
                        Hartford, CT 06156-0001
--------------------------------------------------------------------------------
Neuberger Berman        Travelers Life & Annuity                      96.77%
Guardian Fund,          Shareholder Accounting Unit
Advisor Class           P.O. Box 990027
                        Hartford, CT 06199-0027
--------------------------------------------------------------------------------
Neuberger Berman        Charles Schwab & Co. Inc.                      7.91%
International Fund,     Attn: Mutual Funds
Investor Class          101 Montgomery Street
                        San Francisco, CA 94104-4122

                        Neuberger & Berman Trust Co. TTEE*             6.22%
                        Neuberger & Berman Employees
                        Profit Sharing Plan UTD 05/20/71
                        Attn: Al Boccardo
                        605 3rd Avenue, Floor 36
                        New York, NY 10158-0180

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class          Name and Address                           Class Owned
--------------------------------------------------------------------------------
                        Town of Cheshire Retirement Plan*              5.57%
                        Attn: Diane M. Waldron
                        Director of Finance
                        Town of Cheshire
                        84 S. Main Street
                        Cheshire, CT 06410-3108
--------------------------------------------------------------------------------
Neuberger Berman        MFPF&S For the Sole Benefit                   36.46%
International Fund,     of its Customers
Trust Class             Attn: Fund Administration
                        4800 Deer Lake Drive East, Floor 2
                        Jacksonville, FL 32246-6484

                        Citigroup Global Markets Inc.                 36.32%
                        00109801250
                        388 Greenwich Street
                        New York, NY 10013-2375

                        National Investor Services Corp.               6.61%
                        For the Exclusive Benefit of our Customers
                        55 Water Street, Floor 32
                        New York, NY 10041-0028

                        Chase Manhattan Bank TTEE                      5.65%
                        Various Retirement Plans under
                        PPI Retirement Programs
                        Professional Pensions Inc.
                        P.O. Box 2000
                        Middletown, CT 06457-2000
--------------------------------------------------------------------------------
Neuberger Berman        Charles Schwab & Co. Inc.                      6.22%
Manhattan Fund,         Attn: Mutual Funds
Investor Class          101 Montgomery Street
                        San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Neuberger Berman        ING National Trust                            23.90%
Manhattan Fund,         U/A DTD 4/22/96
Trust Class             151 Farmington Avenue # T531
                        Hartford, CT 06156-0001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     National Financial Services Corp.                21.87%
                     For the Exclusive Benefit of our Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     Fidelity Investments Institutional               20.97%
                     Operations Co. as Agent for Certain
                     Employee Benefit Plans
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

                     Chase Manhattan Bank TTEE                         9.68%
                     Various Retirement Plans under
                     PPI Retirement Programs
                     Professional Pensions Inc.
                     P.O. Box 2000
                     Middletown, CT 06457-2000
--------------------------------------------------------------------------------
Neuberger Berman     Fidelity Investments Institutional*              36.73%
Manhattan Fund,      Operations Co. as Agent for Millennium
Advisor Class        Pharmaceuticals Inc.
                     401(k) Plan and Trust 10181
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

                     FISERV Securities Inc.                           19.27%
                     Trade House Account
                     Attn: Mutual Fund Dept
                     1 Commerce Square
                     2005 Market Street
                     Philadelphia, PA 19103-7042

                     Charles Schwab & Co. Inc.                        10.11%
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Fidelity Investments Institutional Operations*    8.18%
                     Co. as Agent for Gallagher Fluid Seals
                     Inc. 401(k) & Profit Sharing Plan-10490
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     MFPF&S                                           7.50%
                     For the Sole Benefit of its Customers
                     Attn: Fund Administration
                     4800 Deer Lake Drive East, Floor 2
                     Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                        9.54%
Millennium Fund,     Attn: Mutual Funds
Investor Class       101 Montgomery Street
                     San Francisco, CA 94104-4122

                     Neuberger & Berman Trust Co. TTEE*               6.83%
                     Neuberger & Berman Employees
                     Profit Sharing Plan UTD 05/20/71
                     Attn: Al Boccardo
                     605 3rd Avenue, Floor 36
                     New York, NY 10158-0180
--------------------------------------------------------------------------------
Neuberger Berman     National Financial Services Corp.               77.50%
Millennium Fund,     For the Exclusive Benefit of our
Trust Class          Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     Nationwide Trust Co.                             9.20%
                     FSB
                     c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029
--------------------------------------------------------------------------------
Neuberger Berman     National Financial Services Corp.               49.03%
Millennium Fund,     For the Exclusive Benefit of our
Advisor Class        Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     Neuberger Berman, LLC*                          37.73%
                     001-30025-14
                     55 Water Street, Floor 27
                     New York, NY 10041-0004

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class       Name and Address                              Class Owned
--------------------------------------------------------------------------------
                     Hartford Life Insurance Co.                      7.51%
                     Separate Account TK
                     Attn: David Ten Broeck
                     200 Hopmeadow Street
                     Simsbury, CT 06089-9793
--------------------------------------------------------------------------------
Neuberger Berman     Charles Schwab & Co. Inc.                       10.25%
Partners Fund,       Attn: Mutual Funds
Investor Class       101 Montgomery Street
                     San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Neuberger Berman     Nationwide Life Insurance Co.                   29.72%
Partners Fund,       QPVA
Trust Class          c/o IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029

                     PRC Inc.                                        16.43%
                     c/o T. Rowe Price Financial
                     Attn: Asset Recon
                     P.O. Box 17215
                     Baltimore, MD 21297-1215

                     Connecticut General Life Insurance Co.           7.65%
                     CIGNA
                     Attn: Brenda Christian
                     P.O. Box 2975
                     280 Trumbull Street, Apt. H18D
                     Hartford, CT 06103-3509

                     National Financial Services Corp.                7.38%
                     For the Exclusive Benefit of our
                     Customers
                     P.O. Box 3908
                     Church Street Station
                     New York, NY 10008-3908

                     Fidelity Investments Institutional               6.58%
                     Operations Co. As Agent for Certain
                     Benefit Plans
                     100 Magellan Way # KW1C
                     Covington, KY 41015-1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class        Name and Address                             Class Owned
--------------------------------------------------------------------------------
Neuberger Berman      Travelers Life & Annuity                        76.76%
Partners Fund,        Shareholder Accounting Unit
Advisor Class         P.O. Box 990027
                      Hartford, CT 06199-0027

                      Security Trust Co as Trustee*                   13.41%
                      FBO Fay's Inc. 401(k) Savings &
                      Incentive Plan
                      2390 E. Camelback Road, Suite 240
                      Phoenix, AZ 85016-3474
--------------------------------------------------------------------------------
Neuberger Berman      Neuberger Berman, LLC*                          19.63%
Real Estate Fund,     001-30025-14
Trust Class           55 Water Street, Floor 27
                      New York, NY 10041-0004

                      PFPC Brokerage Services Inc.                    13.39%
                      FBO Neuberger Berman
                      760 Moore Road
                      King of Prussia, PA 19406-1212

                      Neuberger & Berman Trust Co. TTEE*               8.18%
                      Neuberger & Berman Employees
                      Profit Sharing Plan UTD 05/20/71
                      Attn: Al Boccardo
                      605 3rd Avenue, Floor 36
                      New York, NY 10158-0180

                      Charles Schwab & Co. Inc.                        7.79%
                      Attn: Mutual Funds
                      101 Montgomery Street
                      San Francisco, CA 94104-4122

                      Neuberger Berman, LLC*                           7.37%
                      231-34569-11
                      55 Water Street, Floor 27
                      New York, NY 10041-0004
--------------------------------------------------------------------------------
Neuberger Berman      Charles Schwab & Co. Inc.                       14.96%
Regency Fund,         Attn: Mutual Funds
Investor Class        101 Montgomery Street
                      San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
                           NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class          Name and Address                           Class Owned
--------------------------------------------------------------------------------
                        Jewish Communal Fund Corporation*               6.28%
                        (Not-for-Profit)
                        130 E. 59th Street, Suite 1204
                        New York, NY 10022-1351
--------------------------------------------------------------------------------
Neuberger Berman        Bost & Co. A/C TWBF2229002*                    92.06%
Regency Fund,           FBO Directed Account Plan
Trust Class             Mutual Fund Operations
                        P.O. Box 3198
                        Pittsburgh, PA 15230-3198

                        National Financial Services Corp.               6.81%
                        For the Exclusive Benefit of Our
                        Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908
--------------------------------------------------------------------------------
Neuberger Berman        Charles Schwab & Co. Inc.                      34.04%
Socially Responsive     Attn: Mutual Funds
Fund, Investor          101 Montgomery Street
Class                   San Francisco, CA 94104-4122

                        National Financial Services Corp.               7.91%
                        For the Exclusive Benefit of their Clients
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908
--------------------------------------------------------------------------------
Neuberger Berman        Fidelity Investments Institutional             25.56%
Socially Responsive     Operation Co. as Agent for Certain
Fund, Trust Class       Employee Benefit Plans
                        100 Magellan Way # KW1C
                        Covington, KY 41015-1999

                        National Financial Services Corp.              24.22%
                        For the Exclusive Benefit of our
                        Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN EQUITY FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class     Name and Address                                Class Owned
--------------------------------------------------------------------------------
                   Delaware Charter Guarantee & Trust                 11.18%
                   FBO Principal Financial Group
                   Attn: RIS NPIO Trade Desk
                   711 High Street
                   Des Moines, IA 50392-0001

                   Chase Manhattan Bank TTEE*                         10.71%
                   Avon Products Inc.
                   Savings & Stock Ownership 12/28/84
                   1345 Avenue of the Americas
                   New York, NY 10105-0302

                   Union Central Life Insurance Co.                    6.94%
                   401(k) Group Separate Account
                   1876 Waycross Road
                   P.O. Box 40888
                   Cincinnati, OH 45240-0888
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class           Name and Address                           Class Owned
--------------------------------------------------------------------------------
Neuberger Berman         Neuberger Berman, LLC                        68.71%
Cash Reserves,           Attn: Operational Accounting
Investor Class           55 Water Street, Floor 27
                         New York, NY 10041-0004
--------------------------------------------------------------------------------
Neuberger Berman         Neuberger Berman, LLC                        92.77%
Government Money         Attn: Operational Accounting
Fund, Investor Class     55 Water Street, Floor 27
                         New York, NY 10041-0004
--------------------------------------------------------------------------------
Neuberger Berman         Charles Schwab & Co. Inc.                    31.84%
High Income Bond         Attn: Mutual Funds
Fund, Investor Class     101 Montgomery Street
                         San Francisco, CA 94104-4122

                         National Financial Services Corp.             9.40%
                         For the Exclusive Benefit of their Clients
                         P.O. Box 3908
                         Church Street Station
                         New York, NY 10008-3908

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class         Name and Address                            Class Owned
--------------------------------------------------------------------------------
Neuberger Berman       Neuberger Berman, LLC                          82.71%
Institutional Cash     Attn: Operational Accounting
Fund, Trust Class      55 Water Street, Floor 27
                       New York, NY 10041-0004

                       Neuberger Berman Genesis                       10.28%
                       Cash Sweep Account
                       Attn: Barbara Muinos
                       605 3rd Avenue, Frnt. 2
                       New York, NY 10158-0180
--------------------------------------------------------------------------------
Neuberger Berman       Charles Schwab & Co. Inc.                      17.79%
Limited Maturity       Attn: Mutual Funds
Bond Fund,             101 Montgomery Street
Investor Class         San Francisco, CA 94104-4122

                       Neuberger Berman, LLC*                         10.18%
                       001-30025-14
                       55 Water Street, Floor 27
                       New York, NY 10041-0004

                       Nationwide Life Insurance Co.                   6.78%
                       QPVA
                       c/o IPO Portfolio Accounting
                       P.O. Box 182029
                       Columbus, OH 43218-2029

                       Neuberger & Berman Trust Co TTEE*               6.02%
                       Neuberger & Berman Employees
                       Profit Sharing Plan UTD 05/20/71
                       Attn: Al Boccardo
                       605 3rd Avenue, Floor 36
                       New York, NY 10158-0180
--------------------------------------------------------------------------------
Neuberger Berman       Nationwide Life Insurance Co.                  38.70%
Limited Maturity       QPVA
Bond Fund,             c/o IPO Portfolio Accounting
Trust Class            P.O. Box 182029
                       Columbus, OH 43218-2029

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class            Name and Address                         Class Owned
--------------------------------------------------------------------------------
                          Hartford Life Insurance Co.                 26.07%
                          Separate Account TK
                          Attn: David Ten Broeck
                          200 Hopmeadow Street
                          Simsbury, CT 06089-9793

                          National Financial Services Corp.            9.96%
                          For the Exclusive Benefit of our
                          Customers
                          P.O. Box 3908
                          Church Street Station
                          New York, NY 10008-3908

                          Chase Manhattan Bank TTEE                    6.25%
                          Various Retirement Plans under
                          PPI Retirement Programs
                          Professional Pensions Inc.
                          P.O. Box 2000
                          Middletown, CT 06457-2000

                          Stephens Inc FBO*                            5.57%
                          80014140
                          111 Center Street
                          Little Rock, AR 72201-4402
--------------------------------------------------------------------------------
Neuberger Berman          Neuberger Berman, LLC                       96.61%
Municipal Money           Attn: Operational Accounting
Fund, Investor Class      55 Water Street, Floor 27
                          New York, NY 10041-0004
--------------------------------------------------------------------------------
Neuberger Berman          Charles Schwab & Co. Inc.                   24.11%
Municipal Securities      Attn: Mutual Funds
Trust, Investor Class     101 Montgomery Street
                          San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Neuberger Berman          Neuberger Berman, LLC*                      40.11%
Strategic Income          157-12012-17
Fund, Institutional       55 Water Street, Floor 27
Class                     New York, NY 10041-0004

--------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
--------------------------------------------------------------------------------
                                                                  Percentage of
Fund and Class                  Name and Address                   Class Owned
--------------------------------------------------------------------------------
                                Neuberger Berman, LLC*                13.37%
                                094-00184-19
                                55 Water Street, Floor 27
                                New York, NY 10041-0004

                                Neuberger Berman, LLC*                 6.68%
                                093-00269-19
                                55 Water Street, Floor 27
                                New York, NY 10041-0004
--------------------------------------------------------------------------------

                                                                      EXHIBIT K

                          NUMBER OF SHARES OUTSTANDING
                           FOR EACH CLASS OF EACH FUND
                              AS OF THE RECORD DATE

-----------------------------------------------------------------------------------
                           NEUBERGER BERMAN EQUITY FUNDS
-----------------------------------------------------------------------------------
Fund                                               Class         Shares Outstanding
-----------------------------------------------------------------------------------
Neuberger Berman Century Fund                 Investor                3,146,279.122
-----------------------------------------------------------------------------------
Neuberger Berman Fasciano Fund                Investor                7,736,654.194
                                          -----------------------------------------
                                              Advisor                 1,144,694.304
-----------------------------------------------------------------------------------
Neuberger Berman Focus Fund                   Investor               40,005,665.075
                                          -----------------------------------------
                                              Trust                  13,992,496.919
                                          -----------------------------------------
                                              Advisor                 1,573,631.303
-----------------------------------------------------------------------------------
Neuberger Berman Genesis Fund                 Investor               54,070,913.911
                                          -----------------------------------------
                                              Trust                  86,245,881.290
                                          -----------------------------------------
                                              Advisor                16,090,934.014
                                          -----------------------------------------
                                              Institutional          20,461,412.638
-----------------------------------------------------------------------------------
Neuberger Berman Guardian Fund                Investor              100,811,199.516
                                          -----------------------------------------
                                              Trust                  28,407,284.070
                                          -----------------------------------------
                                              Advisor                 1,456,927.030
-----------------------------------------------------------------------------------
Neuberger Berman International Fund           Investor                7,069,921.849
                                          -----------------------------------------
                                              Trust                     164,096.042
-----------------------------------------------------------------------------------
Neuberger Berman Manhattan Fund               Investor               57,959,044.456
                                          -----------------------------------------
                                              Trust                   1,958,281.289
                                          -----------------------------------------
                                              Advisor                   240,511.196
-----------------------------------------------------------------------------------
Neuberger Berman Millennium Fund              Investor                5,485,698.088
                                          -----------------------------------------
                                              Trust                     388,242.164
                                          -----------------------------------------
                                              Advisor                   129,571.361
-----------------------------------------------------------------------------------
Neuberger Berman Partners Fund                Investor               65,023,008.370
                                          -----------------------------------------
                                              Trust                  20,241,983.337
                                          -----------------------------------------
                                              Advisor                 2,354,660.241
-----------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund             Trust                   2,700,319.870
-----------------------------------------------------------------------------------
Neuberger Berman Regency Fund                 Investor                1,632,605.233
                                          -----------------------------------------
                                              Trust                   1,069,523.642
-----------------------------------------------------------------------------------
Neuberger Berman Socially Responsive Fund     Investor                7,308,166.164
                                          -----------------------------------------
                                              Trust                   2,222,840.839
-----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                          NEUBERGER BERMAN INCOME FUNDS
---------------------------------------------------------------------------------------
Fund                                               Class             Shares Outstanding
---------------------------------------------------------------------------------------
Neuberger Berman Cash Reserves                  Investor                672,998,147.752
---------------------------------------------------------------------------------------
Neuberger Berman Government Money Fund          Investor              1,087,318,496.497
---------------------------------------------------------------------------------------
Neuberger Berman High Income Bond Fund          Investor                 49,111,455.628
---------------------------------------------------------------------------------------
Neuberger Berman Institutional Cash Fund        Trust                 2,875,087,755.930
---------------------------------------------------------------------------------------
Neuberger Berman Limited Maturity Bond Fund     Investor                 21,893,356.427
                                             ------------------------------------------
                                                Trust                     4,225,384.097
---------------------------------------------------------------------------------------
Neuberger Berman Municipal Money Fund           Investor                474,787,479.318
---------------------------------------------------------------------------------------
Neuberger Berman Municipal Securities Trust     Investor                  3,504,935.744
---------------------------------------------------------------------------------------
Neuberger Berman Strategic Income Fund          Institutional             2,258,122.507
---------------------------------------------------------------------------------------

                            [NEUBERGER BERMAN LOGO]

                             Neuberger Berman Management Inc.
                             605 Third Avenue 2nd floor
                             New York, New York 10158-0180

                             www.nb.com
                                                                          S60951
                                                                     D0397 08/03

------------------------------------------EZVOTE CONSOLIDATED PROXY CARD--------

NEUBERGER BERMAN FUNDS               THE TOP  HALF OF THIS  FORM IS YOUR  EZVOTE
                                     CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR
                                     ACCOUNTS  REGISTERED  TO  THE  SAME  SOCIAL
                                     SECURITY   OR  TAX  I.D.   NUMBER  AT  THIS
                                     ADDRESS.   BY  VOTING   AND   SIGNING   THE
                                     CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL
                                     OF THESE  ACCOUNTS  IN THE SAME  MANNER  AS
                                     INDICATED ON THE REVERSE SIDE OF THE FORM.

-----------------------------------  -------------------------------------------
MASTER CONTROL NUMBER:                  TO  VOTE  BY  TELEPHONE  OR  INTERNET,
 XXX XXX XXX XXX XX                             SEE INSTRUCTIONS BELOW.
-----------------------------------  -------------------------------------------
        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 23, 2003

     The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares in the Neuberger Berman Funds at the Special Meeting of Shareholders to be held on September 23, 2003, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any ajournment thereof ("Meeting"), with all the power the undersigned would have if personally present. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS AND NEUBERGER BERMAN INCOME FUNDS.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   Date ______________________, 2003

                                   Signature (owner, trustee, custodian, etc.)
                                   (PLEASE SIGN IN BOX)

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                                                                           NB-EZ
__________   DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.   ____________


   FAST, CONVENIENT VOTING OPTIONS!    TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY

o VOTE BY TELEPHONE. Call our On the reverse side of this form (and on toll-free dedicated voting accompanying pages, if necessary) you will number 1-888-221-0697. The find individual ballots, one for each of voting site is open 24 hours a your accounts. If you would wish to vote day, 7 days a week. Enter your each of these accounts separately, sign in MASTER CONTROL NUMBER shown the signature box below, mark each above and follow the recorded individual ballot to indicate your vote, instructions. You may vote all detach the form at the perforation above accounts at once or each account and return the individual ballots portion separately. Your vote will be only.
   confirmed  at  the  end  of  the
   call.

o  VOTE ON THE INTERNET.  Log on to  NOTE: IF YOU ELECT TO VOTE  EACH ACCOUNT
   our  Internet  voting web site -           SEPARATELY, DO NOT RETURN THE
   www.proxyweb.com  and enter your           CONSOLIDATED PROXY CARD ABOVE.
   MASTER  CONTROL  NUMBER.  Follow
   the on-screen instructions.  You     SIGN AND DATE BELOW IF YOU ARE VOTING
   may vote all  accounts  at once            EACH ACCOUNT SEPARATELY.
   or each account separately.  You
   may     request     an    e-mail
   confirmation of your vote.

NOTE:  IF YOU VOTE BY PHONE OR ON
        THE INTERNET, IT IS NOT
          NECESSARY TO RETURN
            YOUR PROXY CARD.
                                                  Date ___________________, 2003


                                   Signature (owner, trustee, custodian, etc.)
                                   (PLEASE SIGN IN BOX)

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                                                                          NB-IND

----------------------------------------- EZVOTE CONSOLIDATED PROXY CARD -------




           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
      IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]



                                                         FOR   AGAINST   ABSTAIN

1.  To approxe a new  Management Agreement between       [ ]     [ ]       [ ]
    each  Trust,  on  behalf  of  each  Fund,  and
    Neuberger Berman Management  Inc. ("NBMI"), to
    become   effective  upon   completion  of  the
    transaction  ("Transaction")  described in the
    Proxy Statement.



2.  To approve a new  Sub-Advisory  Agreement with       [ ]     [ ]       [ ]
    respect to each Trust and Fund between NBMI and Neuberger Berman, LLC ("NB"), to become effective upon completion of the Transaction.


         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                       NB-EZ

__________   DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.  ____________


                                                         INDIVIDUAL BALLOTS
                                     NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE
                                                    THE INDIVIDUAL BALLOTS BELOW.

----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                        CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                             XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                      CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                           XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
                                                                                NB-IND



                                                         INDIVIDUAL BALLOTS
                                     NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE
                                                    THE INDIVIDUAL BALLOTS BELOW.

----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                        CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                             XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                      CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                           XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                        CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                             XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. SHAREHOLDER                                          JOHN Q. SHAREHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USA 12345                      CONTROL NUMBER        ANYTOWN USA 12345                      CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                           XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Trust, on   [ ]    [ ]      [ ]        Agreement between the Trust, on   [ ]    [ ]      [ ]
   behalf of each Fund, and NBMI,                               behalf of each Fund, and NBMI,
   to become effective upon                                     to become effective upon
   completion of the Transaction.                               completion of the Transaction.

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Trust and each Fund between                              the Trust and each Fund between
   NBMI and NB, to become effective                             NBMI and NB, to become effective
   upon completion of the                                       upon completion of the
   Transaction.                                                 Transaction.
----------------------------------------------------------   ----------------------------------------------------------
                                                                                NB-IND

                                           FAST, CONVENIENT VOTING OPTIONS

NEUBERGER BERMAN FUNDS             o  VOTE  BY  TELEPHONE.  Call  our  toll-free
                                      dedicated  voting  number  1-888-221-0697.
                                      The voting site is open 24 hours a day, 7 days a week. Enter your CONTROL NUMBER shown at left and follow the recorded instructions. You may vote all accounts at once or each account separately. Your vote will be confirmed at the end of the call.

                                   o VOTE ON THE INTERNET. Log on to our Internet voting web site - www.proxyweb.com and enter your CONTROL NUMBER. Follow the on-screen instructions. You may vote all accounts at once or each account separately. You may request an e-mail confirmation of your vote.

*** CONTROL NUMBER: 999 999 999 999 99 ***

       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 23, 2003

FUND NAME PRINTS HERE

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares in the Neuberger Berman Fund at the Special Meeting of Shareholders to be held on September 23, 2003, at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any ajournment thereof ("Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF NEUBERGER BERMAN EQUITY FUNDS AND NEUBERGER BERMAN INCOME FUNDS.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                   Date ______________________, 2003

                                   Signature (owner, trustee, custodian, etc.)
                                   (PLEASE SIGN IN BOX)
                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                                                                              NB

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
      IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]



                                                         FOR   AGAINST   ABSTAIN

1.  To approxe a new Management Agreement between       [ ]     [ ]       [ ]
    the Trust, on behalf of each Fund, and Neuberger Berman Management Inc., to become effective upon completion of the transaction described in the Proxy Statement.



2.  To approve a  new  Sub-Advisory Agreement with      [ ]     [ ]       [ ]
    respect  to  the  Trust and each  Fund between
    Neuberger Berman Management Inc. and Neuberger
    Berman,   LLC,   to  become   effective   upon
    completion of the transaction described in the Proxy Statement.


         IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-800-877-9700.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                             NB